Unites States Securities and Exchange Commission

Washington, DC 20549

Form N-Q

Quarterly Schedule of Portfolio Holdings of Registered Management Investment Company

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Michelle Rosenberg, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 9/30/16

Item 1. Schedule of Investments.
--------------------------------------------------------------------------------

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.6%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,467,000	$1,518,544
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	665,000	670,625
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	990,000	1,007,571
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	998,000	1,035,701
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	5,890,000	5,986,154
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	1,252,000	1,268,762
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	1,187,057	1,185,587
Banc of America Commercial Mortgage Trust 2007-3, 5.7233%, 6/10/49‡	876,148	878,621
CGBAM Commercial Mortgage Trust 2014-HD, 3.5243%, 2/15/31 (144A)‡	425,000	402,851
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	2,726,905	2,734,245
COBALT CMBS Commercial Mortgage Trust 2007-C2, 5.5680%, 4/15/47‡	391,743	391,724
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	927,000	951,576
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	634,573	654,972
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	1,268,000	1,231,341
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	1,190,347	1,224,127
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	2,621,193	2,645,766
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	1,123,636	1,048,190
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	625,000	628,355
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	1,519,000	1,451,565
GS Mortgage Securities Corp Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	622,000	617,977
Hilton USA Trust 2013-HLT, 5.6086%, 11/5/30 (144A)‡	868,000	869,340
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.3243%, 1/15/32 (144A)‡	850,000	848,215
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.4743%, 1/15/32 (144A)‡	733,000	730,822
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.2743%, 7/15/36 (144A)‡	386,000	386,676
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.0243%, 7/15/36 (144A)‡	1,375,000	1,368,110
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	912,000	891,315
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	2,320,399	2,319,086
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	1,018,007	1,020,310
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	555,350	564,246
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4538%, 9/15/45‡	797,101	801,689
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	530,000	529,682
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	450,000	449,640
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	608,000	610,882
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	1,837,000	1,879,504
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	979,000	1,010,270
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	1,039,000	1,062,543
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	1,779,000	1,827,206
Starwood Retail Property Trust 2014-STAR, 3.0243%, 11/15/27 (144A)‡	589,000	578,783
Starwood Retail Property Trust 2014-STAR, 3.7743%, 11/15/27 (144A)‡	1,624,000	1,552,419
Starwood Retail Property Trust 2014-STAR, 4.6743%, 11/15/27 (144A)‡	861,000	808,239
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	1,986,000	2,013,891
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	1,586,086	1,600,268
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	3,311,572	3,314,990
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1580%, 2/15/51‡	2,608,098	2,612,466
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1387%, 5/15/46‡	615,799	617,195
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.2743%, 1/15/27 (144A)‡	502,000	485,522
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.7743%, 2/15/27 (144A)‡	694,000	673,088
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.7743%, 2/15/27 (144A)‡	251,000	244,002
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	3,269,970	3,284,404
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $62,660,051)		62,489,057
Bank Loans and Mezzanine Loans – 1.5%
Basic Industry – 0.1%
Axalta Coating Systems US Holdings Inc, 0%, 2/1/20(a),‡	1,544,000	1,554,345
Communications – 0.6%
Charter Communications Operating LLC, 3.0000%, 7/1/20‡	921,239	923,662
Charter Communications Operating LLC, 3.0000%, 1/3/21‡	1,380,864	1,384,537
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	2,384,020	2,398,253
Level 3 Financing Inc, 3.5000%, 5/31/22‡	3,796,000	3,814,980
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	1,146,000	1,151,249
Nielsen Finance LLC, 3.5132%, 4/15/21‡	501,694	502,426
Nielsen Finance LLC, 0%, 10/4/23(a),‡	1,725,000	1,732,279
T-Mobile USA Inc, 3.5000%, 11/9/22‡	1,830,777	1,844,764
		13,752,150
Consumer Cyclical – 0.4%
Aramark Services Inc, 3.3377%, 9/7/19‡	1,627,907	1,637,072

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Cyclical – (continued)
Aramark Services Inc, 3.3377%, 2/24/21‡	$2,226,292	$2,238,826
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	164,202	165,023
Hilton Worldwide Finance LLC, 3.0967%, 10/25/23‡	1,678,953	1,688,137
KFC Holding Co, 3.2809%, 6/16/23‡	2,801,000	2,818,506
Landry's Inc, 0%, 10/4/23(a),‡	2,484,000	2,495,377
		11,042,941
Consumer Non-Cyclical – 0.2%
DaVita Inc, 3.5000%, 6/24/21‡	731,260	734,550
HCA Inc, 3.5877%, 2/15/24‡	2,797,000	2,821,474
IMS Health Inc, 3.5000%, 3/17/21‡	1,299,675	1,302,456
Tumi Holdings Inc, 3.2732%, 5/13/21‡	917,000	907,830
		5,766,310
Technology – 0.2%
Avago Technologies Cayman Finance Ltd, 3.5243%, 2/1/23‡	4,797,493	4,852,137
CommScope Inc, 0%, 12/29/22(a),‡	234,000	235,975
		5,088,112
Total Bank Loans and Mezzanine Loans (cost $37,138,320)		37,203,858
Corporate Bonds – 17.1%
Asset-Backed Securities – 0.1%
American Tower Trust I, 1.5510%, 3/15/18 (144A)	2,012,000	2,007,542
Banking – 2.8%
Ally Financial Inc, 3.2500%, 11/5/18	1,137,000	1,142,685
Ally Financial Inc, 8.0000%, 12/31/18	463,000	510,457
Bank of America Corp, 5.4200%, 3/15/17	500,000	508,627
Bank of America Corp, 5.7000%, 5/2/17	1,287,000	1,317,161
Bank of America Corp, 4.4500%, 3/3/26	3,370,000	3,616,708
Bank of America Corp, 6.3000%µ	1,388,000	1,507,715
Bank of America NA, 5.3000%, 3/15/17	2,305,000	2,345,294
Citigroup Inc, 2.2554%, 9/1/23‡	2,442,000	2,453,687
Citigroup Inc, 4.4500%, 9/29/27	1,863,000	1,949,579
Citizens Financial Group Inc, 3.7500%, 7/1/24	699,000	699,113
Citizens Financial Group Inc, 4.3500%, 8/1/25	471,000	489,861
Citizens Financial Group Inc, 4.3000%, 12/3/25	2,682,000	2,814,150
Discover Financial Services, 3.9500%, 11/6/24	2,025,000	2,072,926
Discover Financial Services, 3.7500%, 3/4/25	1,746,000	1,766,900
Goldman Sachs Capital I, 6.3450%, 2/15/34	3,817,000	4,651,682
Goldman Sachs Group Inc, 5.6250%, 1/15/17	803,000	812,502
Goldman Sachs Group Inc, 3.7500%, 2/25/26	2,418,000	2,538,968
JPMorgan Chase & Co, 2.2950%, 8/15/21	3,226,000	3,233,017
JPMorgan Chase & Co, 3.3750%, 5/1/23	3,138,000	3,224,094
JPMorgan Chase & Co, 4.2500%, 10/1/27	2,857,000	3,065,390
JPMorgan Chase Capital XXI, 1.7091%, 2/2/37‡	223,000	178,400
JPMorgan Chase Capital XXIII, 1.8170%, 5/15/47‡	143,000	108,322
Morgan Stanley, 5.5500%, 4/27/17	799,000	817,443
Morgan Stanley, 2.4500%, 2/1/19	1,190,000	1,211,443
Morgan Stanley, 2.8000%, 6/16/20	1,312,000	1,345,939
Morgan Stanley, 4.8750%, 11/1/22	837,000	923,180
Morgan Stanley, 3.9500%, 4/23/27	1,773,000	1,841,525
Morgan Stanley, 5.5500%µ	2,205,000	2,251,856
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	1,302,000	1,315,163
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	1,928,000	2,020,781
Santander UK PLC, 5.0000%, 11/7/23 (144A)	3,000,000	3,126,468
SVB Financial Group, 5.3750%, 9/15/20	2,162,000	2,402,979
Synchrony Financial, 2.6000%, 1/15/19	89,000	90,048
Synchrony Financial, 3.0000%, 8/15/19	2,581,000	2,641,976
Synchrony Financial, 4.5000%, 7/23/25	2,457,000	2,596,440
UBS AG, 4.7500%, 5/22/23‡	1,033,000	1,052,162
Wells Fargo & Co, 3.0000%, 4/22/26	793,000	800,457
Wells Fargo & Co, 5.8750%µ	1,441,000	1,563,485
		67,008,583
Basic Industry – 0.5%
Air Liquide Finance SA, 1.7500%, 9/27/21 (144A)	785,000	782,100
Air Liquide Finance SA, 2.2500%, 9/27/23 (144A)	736,000	737,408
Air Liquide Finance SA, 2.5000%, 9/27/26 (144A)	722,000	725,879
Albemarle Corp, 4.1500%, 12/1/24	474,000	510,976
Alcoa Inc, 5.1250%, 10/1/24	219,000	232,961
ArcelorMittal, 7.2500%, 2/25/22‡	158,000	179,330
Ashland LLC, 3.8750%, 4/15/18	1,163,000	1,197,890
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	3,585,000	3,746,551
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	1,821,000	1,939,736
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,815,000	1,897,004
		11,949,835

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – 1.4%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	$934,000	$976,136
Charles Schwab Corp, 3.0000%, 3/10/25	1,478,000	1,537,169
Charles Schwab Corp, 7.0000%µ	2,009,000	2,330,440
E*TRADE Financial Corp, 5.3750%, 11/15/22	2,405,000	2,563,627
E*TRADE Financial Corp, 4.6250%, 9/15/23	3,215,000	3,341,398
Intercontinental Exchange Inc, 3.7500%, 12/1/25	2,094,000	2,267,176
Lazard Group LLC, 6.8500%, 6/15/17	104,000	107,303
Lazard Group LLC, 4.2500%, 11/14/20	2,408,000	2,581,836
Lazard Group LLC, 3.7500%, 2/13/25	533,000	536,548
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	2,739,000	2,858,831
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	2,527,000	2,160,545
Raymond James Financial Inc, 5.6250%, 4/1/24	5,476,000	6,331,598
Raymond James Financial Inc, 3.6250%, 9/15/26	542,000	550,792
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)§	649,000	697,589
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	2,061,000	2,147,583
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	3,808,000	4,088,002
		35,076,573
Capital Goods – 0.7%
Ball Corp, 4.3750%, 12/15/20	1,225,000	1,307,687
CNH Industrial Capital LLC, 3.6250%, 4/15/18	1,326,000	1,342,575
General Electric Co, 5.0000%µ	2,288,000	2,433,174
Harris Corp, 4.2500%, 10/1/16	1,688,000	1,688,000
Martin Marietta Materials Inc, 4.2500%, 7/2/24	1,198,000	1,276,331
Masco Corp, 3.5000%, 4/1/21	1,181,000	1,222,335
Masco Corp, 4.3750%, 4/1/26	198,000	208,395
Owens Corning, 4.2000%, 12/1/24	1,104,000	1,171,237
Owens Corning, 3.4000%, 8/15/26	379,000	380,758
Vulcan Materials Co, 7.0000%, 6/15/18	1,426,000	1,536,515
Vulcan Materials Co, 7.5000%, 6/15/21	807,000	978,487
Vulcan Materials Co, 4.5000%, 4/1/25	2,312,000	2,496,960
		16,042,454
Communications – 1.7%
American Tower Corp, 3.3000%, 2/15/21	2,258,000	2,360,477
American Tower Corp, 3.4500%, 9/15/21	195,000	205,229
American Tower Corp, 3.5000%, 1/31/23	346,000	360,901
American Tower Corp, 4.4000%, 2/15/26	1,237,000	1,354,858
American Tower Corp, 3.3750%, 10/15/26	2,874,000	2,913,135
AT&T Inc, 3.4000%, 5/15/25	1,017,000	1,044,874
AT&T Inc, 4.1250%, 2/17/26	728,000	786,678
BellSouth LLC, 4.4000%, 4/26/17 (144A)	9,265,000	9,434,549
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	1,762,000	1,832,480
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.4640%, 7/23/22 (144A)	425,000	458,601
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.9080%, 7/23/25 (144A)	2,836,000	3,128,264
Comcast Corp, 2.3500%, 1/15/27	1,138,000	1,122,853
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	2,379,000	2,398,158
Crown Castle International Corp, 4.8750%, 4/15/22	2,950,000	3,290,725
Crown Castle International Corp, 5.2500%, 1/15/23	1,541,000	1,744,936
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	1,146,000	1,152,364
Time Warner Cable LLC, 5.8500%, 5/1/17	1,687,000	1,729,124
UBM PLC, 5.7500%, 11/3/20 (144A)	2,360,000	2,557,530
Verizon Communications Inc, 1.7500%, 8/15/21	753,000	744,766
Verizon Communications Inc, 2.6250%, 8/15/26	1,920,000	1,884,422
Verizon Communications Inc, 4.1250%, 8/15/46	957,000	957,264
		41,462,188
Consumer Cyclical – 1.1%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	2,516,000	2,616,640
Brinker International Inc, 3.8750%, 5/15/23	2,485,000	2,353,372
CVS Health Corp, 2.8000%, 7/20/20	3,756,000	3,891,419
CVS Health Corp, 4.7500%, 12/1/22	938,000	1,063,855
CVS Health Corp, 5.0000%, 12/1/24	1,254,000	1,452,410
DR Horton Inc, 4.7500%, 5/15/17	744,000	757,950
DR Horton Inc, 3.7500%, 3/1/19	1,652,000	1,720,145
DR Horton Inc, 4.0000%, 2/15/20	317,000	334,039
General Motors Co, 4.8750%, 10/2/23	755,000	817,984
General Motors Financial Co Inc, 3.7000%, 5/9/23	801,000	814,663
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	3,103,000	3,184,454
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	369,000	372,690
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	262,000	264,455
MDC Holdings Inc, 5.5000%, 1/15/24	1,852,000	1,935,340
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	738,000	756,450

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Toll Brothers Finance Corp, 4.0000%, 12/31/18	$655,000	$678,744
Toll Brothers Finance Corp, 5.8750%, 2/15/22	597,000	656,700
Toll Brothers Finance Corp, 4.3750%, 4/15/23	342,000	350,550
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	602,000	616,068
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	382,000	394,013
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	1,554,000	1,613,235
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	267,000	289,466
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	498,000	528,069
		27,462,711
Consumer Non-Cyclical – 2.6%
AbbVie Inc, 3.2000%, 5/14/26	3,579,000	3,623,215
Actavis Funding SCS, 3.0000%, 3/12/20	3,125,000	3,226,609
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	650,000	670,732
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	3,704,000	3,909,605
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	5,430,000	5,831,820
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	2,545,000	3,027,993
Becton Dickinson and Co, 1.8000%, 12/15/17	2,067,000	2,076,409
Express Scripts Holding Co, 4.5000%, 2/25/26	3,211,000	3,521,934
Express Scripts Holding Co, 4.8000%, 7/15/46	1,124,000	1,167,579
HCA Inc, 3.7500%, 3/15/19	1,208,000	1,248,770
Kraft Heinz Foods Co, 2.8000%, 7/2/20	1,479,000	1,532,726
Kraft Heinz Foods Co, 3.5000%, 7/15/22	1,263,000	1,342,166
Kraft Heinz Foods Co, 3.0000%, 6/1/26	1,555,000	1,567,406
Life Technologies Corp, 6.0000%, 3/1/20	1,455,000	1,627,009
Molson Coors Brewing Co, 3.0000%, 7/15/26	1,837,000	1,849,723
Molson Coors Brewing Co, 4.2000%, 7/15/46	732,000	762,701
Newell Brands Inc, 3.1500%, 4/1/21	644,000	670,960
Newell Brands Inc, 3.8500%, 4/1/23	611,000	650,389
Newell Brands Inc, 5.0000%, 11/15/23 (144A)	1,223,000	1,302,085
Newell Brands Inc, 4.2000%, 4/1/26	3,581,000	3,900,096
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	1,632,000	1,655,972
Perrigo Finance Unlimited Co, 4.3750%, 3/15/26	681,000	710,683
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	1,442,000	1,443,815
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	1,918,000	1,927,289
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	1,918,000	1,928,317
Smithfield Foods Inc, 5.2500%, 8/1/18 (144A)	331,000	333,069
Sysco Corp, 2.5000%, 7/15/21	493,000	503,565
Sysco Corp, 3.3000%, 7/15/26	1,237,000	1,282,319
Teva Pharmaceutical Finance Netherlands III BV, 2.2000%, 7/21/21	1,296,000	1,291,113
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	953,000	955,445
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	1,457,000	1,463,740
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	1,161,000	1,198,732
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	1,126,000	1,172,447
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	3,496,000	3,552,789
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	1,133,000	1,199,285
		64,128,507
Electric – 0.6%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	273,000	272,349
Dominion Resources Inc/VA, 2.8500%, 8/15/26	377,000	374,979
Duke Energy Corp, 1.8000%, 9/1/21	731,000	727,094
Duke Energy Corp, 2.6500%, 9/1/26	1,142,000	1,120,607
IPALCO Enterprises Inc, 5.0000%, 5/1/18	1,050,000	1,094,625
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	1,937,000	2,157,715
Southern Co, 2.3500%, 7/1/21	2,978,000	3,034,877
Southern Co, 2.9500%, 7/1/23	1,588,000	1,640,733
Southern Co, 3.2500%, 7/1/26	2,980,000	3,086,520
		13,509,499
Energy – 1.8%
Anadarko Petroleum Corp, 6.3750%, 9/15/17	74,000	77,148
Anadarko Petroleum Corp, 4.8500%, 3/15/21	324,000	347,820
Anadarko Petroleum Corp, 5.5500%, 3/15/26	2,026,000	2,289,459
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	438,000	448,238
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	778,000	816,425
Cenovus Energy Inc, 5.7000%, 10/15/19	49,000	52,598
Cimarex Energy Co, 5.8750%, 5/1/22	1,603,000	1,678,634
Cimarex Energy Co, 4.3750%, 6/1/24	542,000	566,089
ConocoPhillips Co, 4.2000%, 3/15/21	1,493,000	1,615,952
ConocoPhillips Co, 4.9500%, 3/15/26	1,874,000	2,112,311
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	370,000	383,895
Energy Transfer Partners LP, 4.1500%, 10/1/20	1,105,000	1,155,747
Energy Transfer Partners LP, 4.7500%, 1/15/26	968,000	1,000,090
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	3,820,000	4,031,193
Hess Corp, 4.3000%, 4/1/27	1,624,000	1,636,644
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
7.2500%, 10/1/20 (144A)	$1,245,000	$1,290,131
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	1,062,000	1,104,287
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	1,013,000	1,105,316
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	1,083,000	1,131,372
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	105,000	117,461
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	1,497,000	1,653,381
Oceaneering International Inc, 4.6500%, 11/15/24	2,353,000	2,368,727
Phillips 66 Partners LP, 3.6050%, 2/15/25	1,211,000	1,217,937
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	2,382,000	2,467,426
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	1,399,000	1,542,644
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	2,398,000	2,457,950
Spectra Energy Partners LP, 4.7500%, 3/15/24	2,603,000	2,857,534
Western Gas Partners LP, 5.3750%, 6/1/21	2,298,000	2,502,003
Williams Cos Inc, 3.7000%, 1/15/23	667,000	646,990
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	1,763,000	1,783,710
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	167,000	168,789
		42,627,901
Finance Companies – 0.3%
CIT Group Inc, 4.2500%, 8/15/17	4,485,000	4,569,094
CIT Group Inc, 5.5000%, 2/15/19 (144A)	1,320,000	1,397,550
International Lease Finance Corp, 8.7500%, 3/15/17	988,000	1,016,405
		6,983,049
Financial Institutions – 0.5%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,391,000	2,559,508
Kennedy-Wilson Inc, 5.8750%, 4/1/24	4,066,000	4,096,495
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	4,235,000	4,241,319
		10,897,322
Industrial – 0%
Cintas Corp No 2, 4.3000%, 6/1/21	1,017,000	1,120,062
Insurance – 0.5%
Aetna Inc, 2.4000%, 6/15/21	1,368,000	1,383,840
Aetna Inc, 2.8000%, 6/15/23	989,000	1,009,906
Aetna Inc, 3.2000%, 6/15/26	2,358,000	2,397,438
Berkshire Hathaway Inc, 3.1250%, 3/15/26	367,000	385,739
CNO Financial Group Inc, 4.5000%, 5/30/20	574,000	587,632
CNO Financial Group Inc, 5.2500%, 5/30/25	1,817,000	1,803,372
Primerica Inc, 4.7500%, 7/15/22	2,997,000	3,279,647
Voya Financial Inc, 5.6500%, 5/15/53‡	1,487,000	1,487,000
		12,334,574
Natural Gas – 0%
MPLX LP, 4.5000%, 7/15/23	470,000	479,339
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	1,763,000	1,789,665
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	2,971,000	3,232,071
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	1,610,000	1,728,958
Post Apartment Homes LP, 4.7500%, 10/15/17	1,376,000	1,419,673
Senior Housing Properties Trust, 6.7500%, 4/15/20	673,000	741,491
Senior Housing Properties Trust, 6.7500%, 12/15/21	748,000	858,376
SL Green Realty Corp, 5.0000%, 8/15/18	1,606,000	1,677,006
SL Green Realty Corp, 7.7500%, 3/15/20	3,154,000	3,671,634
		15,118,874
Technology – 1.6%
Cadence Design Systems Inc, 4.3750%, 10/15/24	3,755,000	3,859,742
Fidelity National Information Services Inc, 3.6250%, 10/15/20	1,122,000	1,190,073
Fidelity National Information Services Inc, 5.0000%, 3/15/22	494,000	511,658
Fidelity National Information Services Inc, 4.5000%, 10/15/22	1,461,000	1,610,513
Fidelity National Information Services Inc, 3.0000%, 8/15/26	1,880,000	1,861,535
Seagate HDD Cayman, 4.7500%, 1/1/25	2,802,000	2,647,890
Seagate HDD Cayman, 4.8750%, 6/1/27	612,000	541,433
Seagate HDD Cayman, 5.7500%, 12/1/34	579,000	482,504
Total System Services Inc, 3.8000%, 4/1/21	1,201,000	1,274,451
Total System Services Inc, 4.8000%, 4/1/26	3,350,000	3,709,562
Trimble Navigation Ltd, 4.7500%, 12/1/24	4,153,000	4,367,772
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	5,738,000	5,746,928
Verisk Analytics Inc, 4.8750%, 1/15/19	1,369,000	1,457,811
Verisk Analytics Inc, 5.8000%, 5/1/21	3,952,000	4,510,311
Verisk Analytics Inc, 4.1250%, 9/12/22	1,335,000	1,435,006
Verisk Analytics Inc, 5.5000%, 6/15/45	2,314,000	2,482,207
		37,689,396
Transportation – 0.3%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	2,243,000	2,299,156
Penske Truck Leasing Co Lp / PTL Finance Corp, 2.5000%, 6/15/19 (144A)	1,462,000	1,483,414
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.8750%, 7/11/22 (144A)	225,000	251,077

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Transportation – (continued)
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	$1,241,000	$1,309,020
Southwest Airlines Co, 5.1250%, 3/1/17	1,453,000	1,475,744
		6,818,411
Total Corporate Bonds (cost $400,208,348)		412,716,820
Mortgage-Backed Securities – 10.4%
Fannie Mae Pool:
6.0000%, 8/1/22	473,361	510,995
5.5000%, 1/1/25	193,181	207,098
4.0000%, 3/1/29	793,511	847,007
4.0000%, 6/1/29	364,447	387,646
4.0000%, 7/1/29	769,051	820,410
4.0000%, 9/1/29	741,083	784,427
5.0000%, 9/1/29	564,365	627,569
3.5000%, 10/1/29	102,481	108,967
5.0000%, 1/1/30	222,371	247,277
4.0000%, 4/1/34	870,349	947,683
6.0000%, 10/1/35	638,378	736,644
6.0000%, 12/1/35	708,805	816,918
6.0000%, 2/1/37	120,159	141,769
6.0000%, 9/1/37	433,183	467,009
6.0000%, 10/1/38	458,215	525,076
7.0000%, 2/1/39	190,812	238,987
5.5000%, 12/1/39	1,026,713	1,163,379
5.5000%, 3/1/40	807,249	931,556
5.5000%, 4/1/40	2,259,586	2,560,405
4.5000%, 10/1/40	182,230	199,617
5.0000%, 10/1/40	353,350	399,212
5.5000%, 2/1/41	458,671	529,309
5.0000%, 5/1/41	993,207	1,105,631
5.5000%, 5/1/41	692,413	784,113
5.5000%, 6/1/41	1,160,217	1,313,548
5.5000%, 6/1/41	1,014,290	1,165,245
5.5000%, 7/1/41	122,849	139,209
4.5000%, 8/1/41	742,032	815,982
5.5000%, 12/1/41	1,012,535	1,148,578
4.5000%, 1/1/42	217,827	238,970
5.5000%, 2/1/42	4,203,890	4,755,627
4.0000%, 6/1/42	1,412,150	1,538,246
4.5000%, 6/1/42	292,615	322,746
3.5000%, 7/1/42	890,170	956,808
4.0000%, 7/1/42	269,500	293,426
4.0000%, 8/1/42	635,741	692,206
4.0000%, 9/1/42	1,246,046	1,356,657
4.0000%, 9/1/42	809,067	880,534
4.0000%, 11/1/42	955,795	1,040,875
4.5000%, 11/1/42	496,660	550,576
4.0000%, 12/1/42	707,160	776,880
3.5000%, 1/1/43	1,738,880	1,854,920
3.5000%, 2/1/43	3,726,630	3,975,406
3.5000%, 2/1/43	3,452,364	3,683,180
4.5000%, 2/1/43	3,673,800	4,039,933
4.5000%, 3/1/43	1,384,123	1,555,496
4.0000%, 5/1/43	2,118,886	2,307,728
4.0000%, 7/1/43	3,059,136	3,331,904
4.0000%, 8/1/43	2,473,791	2,694,883
4.0000%, 9/1/43	609,618	663,743
3.5000%, 1/1/44	2,947,507	3,173,100
3.5000%, 1/1/44	1,325,424	1,426,715
4.0000%, 2/1/44	1,635,467	1,782,023
3.5000%, 4/1/44	1,533,661	1,645,928
3.5000%, 5/1/44	4,399,673	4,735,893
4.5000%, 5/1/44	5,698,870	6,415,263
5.5000%, 5/1/44	923,409	1,046,198
4.0000%, 6/1/44	2,025,021	2,205,401
4.0000%, 7/1/44	3,843,703	4,239,363
5.0000%, 7/1/44	2,233,551	2,535,361
4.0000%, 8/1/44	2,418,811	2,668,211
4.0000%, 8/1/44	930,547	1,026,644
4.5000%, 8/1/44	2,545,295	2,864,293
4.5000%, 10/1/44	1,940,895	2,184,707
4.5000%, 10/1/44	1,079,082	1,210,798
3.5000%, 2/1/45	3,053,145	3,258,490
4.5000%, 3/1/45	1,923,608	2,159,228
4.0000%, 5/1/45	4,449,475	4,912,227

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 5/1/45	$1,622,692	$1,827,397
4.5000%, 5/1/45	1,158,098	1,308,815
4.5000%, 6/1/45	987,025	1,104,328
4.0000%, 9/1/45	5,934,709	6,491,524
4.5000%, 9/1/45	4,597,966	5,149,750
4.0000%, 10/1/45	3,851,407	4,203,968
4.5000%, 10/1/45	3,802,769	4,282,503
4.5000%, 10/1/45	2,104,316	2,359,723
3.5000%, 12/1/45	961,874	1,033,207
4.0000%, 12/1/45	1,363,057	1,504,857
3.5000%, 1/1/46	2,554,614	2,743,719
3.5000%, 1/1/46	2,150,394	2,309,673
4.0000%, 1/1/46	657,862	723,153
4.5000%, 2/1/46	2,963,781	3,337,688
4.5000%, 2/1/46	1,240,285	1,393,954
4.0000%, 4/1/46	1,719,639	1,898,356
4.5000%, 4/1/46	1,645,706	1,867,019
4.0000%, 5/1/46	2,099,844	2,312,075
4.0000%, 6/1/46	714,995	787,086
3.5000%, 7/1/46	1,824,562	1,947,501
3.5000%, 7/1/46	1,814,324	1,951,298
4.5000%, 7/1/46	1,319,512	1,460,083
3.5000%, 8/1/46	7,168,819	7,614,344
		167,283,874
Freddie Mac Gold Pool:
5.0000%, 6/1/20	175,226	184,183
5.5000%, 12/1/28	482,674	541,295
3.5000%, 7/1/29	929,985	984,073
5.5000%, 10/1/36	409,643	468,901
6.0000%, 4/1/40	2,117,776	2,498,548
5.5000%, 5/1/41	972,561	1,092,302
5.5000%, 8/1/41	2,032,800	2,362,119
5.5000%, 8/1/41	1,391,312	1,604,098
5.5000%, 9/1/41	323,634	363,144
5.0000%, 3/1/42	1,016,765	1,149,273
3.5000%, 2/1/44	1,194,335	1,274,551
4.5000%, 5/1/44	1,182,352	1,318,066
5.0000%, 7/1/44	5,806,273	6,546,107
4.0000%, 8/1/44	778,574	856,140
4.5000%, 9/1/44	3,688,213	4,150,922
4.5000%, 6/1/45	1,643,842	1,853,682
4.5000%, 2/1/46	1,854,154	2,090,852
4.5000%, 2/1/46	1,193,589	1,341,741
3.5000%, 7/1/46	3,670,921	3,946,679
		34,626,676
Ginnie Mae I Pool:
5.1000%, 1/15/32	863,005	1,001,901
7.5000%, 8/15/33	882,061	1,057,554
4.9000%, 10/15/34	930,266	1,080,404
5.5000%, 9/15/35	108,591	126,991
5.5000%, 3/15/36	441,383	505,028
5.5000%, 2/15/39	656,124	750,758
5.5000%, 8/15/39	1,871,098	2,200,883
5.5000%, 8/15/39	609,685	717,295
5.0000%, 10/15/39	399,802	450,460
5.5000%, 10/15/39	722,749	839,159
5.0000%, 11/15/39	665,315	745,685
5.0000%, 1/15/40	219,659	246,126
5.0000%, 5/15/40	232,028	262,846
5.0000%, 5/15/40	90,573	102,743
5.0000%, 7/15/40	699,251	781,702
5.0000%, 7/15/40	193,998	217,331
5.0000%, 2/15/41	730,358	820,891
5.0000%, 4/15/41	275,850	309,091
4.5000%, 5/15/41	1,353,684	1,557,875
5.0000%, 5/15/41	284,980	323,706
4.5000%, 7/15/41	649,385	753,766
4.5000%, 7/15/41	209,008	234,821
4.5000%, 8/15/41	1,814,556	2,046,033
5.0000%, 9/15/41	180,734	208,488
5.0000%, 11/15/43	1,294,287	1,481,109
4.5000%, 5/15/44	870,439	975,055
5.0000%, 6/15/44	1,278,868	1,454,427
5.0000%, 6/15/44	465,031	528,042

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
5.0000%, 7/15/44	$538,935	$612,357
4.0000%, 1/15/45	4,189,176	4,548,450
4.0000%, 4/15/45	664,532	730,639
4.5000%, 8/15/46	8,203,731	9,173,839
		36,845,455
Ginnie Mae II Pool:
6.0000%, 11/20/34	401,764	472,726
5.5000%, 11/20/37	480,910	548,211
6.0000%, 1/20/39	176,618	202,336
7.0000%, 5/20/39	91,058	106,326
4.5000%, 10/20/41	1,212,439	1,309,850
6.0000%, 12/20/41	190,142	218,963
5.5000%, 1/20/42	436,506	489,980
6.0000%, 1/20/42	197,737	223,197
6.0000%, 2/20/42	170,891	197,319
6.0000%, 3/20/42	144,310	167,990
6.0000%, 4/20/42	562,220	651,367
3.5000%, 5/20/42	455,058	489,392
5.5000%, 5/20/42	603,292	677,292
6.0000%, 5/20/42	233,511	268,427
5.5000%, 7/20/42	753,544	834,542
6.0000%, 7/20/42	156,993	178,795
6.0000%, 8/20/42	168,577	195,319
6.0000%, 9/20/42	367,534	425,614
6.0000%, 11/20/42	160,067	184,950
6.0000%, 2/20/43	215,725	249,212
3.5000%, 9/20/44	1,266,669	1,362,324
5.0000%, 12/20/44	746,659	847,985
5.0000%, 9/20/45	1,630,823	1,851,514
4.0000%, 10/20/45	1,606,686	1,747,709
		13,901,340
Total Mortgage-Backed Securities (cost $248,295,516)		252,657,345
United States Treasury Notes/Bonds – 5.3%
2.7500%, 11/15/23	11,576,000	12,613,765
2.5000%, 5/15/24	7,171,000	7,705,462
2.0000%, 2/15/25	1,244,000	1,288,220
2.0000%, 8/15/25	10,647,000	11,017,984
2.2500%, 11/15/25	15,906,000	16,790,771
1.6250%, 2/15/26	2,463,000	2,467,234
1.6250%, 5/15/26	6,842,000	6,851,086
1.5000%, 8/15/26	20,213,000	20,016,388
3.6250%, 2/15/44	93,000	118,419
2.5000%, 2/15/45	1,393,000	1,439,579
2.8750%, 8/15/45	3,614,000	4,025,374
3.0000%, 11/15/45	10,591,000	12,084,500
2.5000%, 5/15/46	11,509,000	11,911,815
2.2500%, 8/15/46	20,962,000	20,602,864
Total United States Treasury Notes/Bonds (cost $124,617,931)		128,933,461
Common Stocks – 62.1%
Aerospace & Defense – 4.1%
Boeing Co	446,884	58,872,498
General Dynamics Corp	87,667	13,602,412
Northrop Grumman Corp	119,762	25,623,080
		98,097,990
Air Freight & Logistics – 0.5%
United Parcel Service Inc	121,812	13,321,360
Automobiles – 1.6%
General Motors Co	1,181,310	37,530,219
Banks – 1.1%
US Bancorp	621,648	26,662,483
Biotechnology – 3.9%
AbbVie Inc	501,508	31,630,110
Amgen Inc	380,707	63,505,735
		95,135,845
Capital Markets – 5.2%
Blackstone Group LP	992,230	25,331,632
CME Group Inc	443,589	46,363,922
Morgan Stanley	794,761	25,480,038
TD Ameritrade Holding Corp	795,082	28,018,690
		125,194,282
Chemicals – 2.1%
LyondellBasell Industries NV	620,761	50,070,582

Shares or Principal Amounts		Value
Common Stocks – (continued)
Consumer Finance – 1.8%
American Express Co	169,670	$10,865,667
Synchrony Financial	1,181,723	33,088,244
		43,953,911
Equity Real Estate Investment Trusts (REITs) – 1.2%
Colony Starwood Homes Direct Sharesß	62,167	1,694,983
Crown Castle International Corp	88,868	8,372,254
MGM Growth Properties LLC	303,414	7,910,003
Outfront Media Inc	482,369	11,408,027
		29,385,267
Food & Staples Retailing – 3.0%
Costco Wholesale Corp	298,541	45,530,488
Kroger Co	520,995	15,463,132
Sysco Corp	240,384	11,781,220
		72,774,840
Food Products – 0.9%
Hershey Co	225,747	21,581,413
Health Care Equipment & Supplies – 1.2%
Medtronic PLC	346,150	29,907,360
Health Care Providers & Services – 0.6%
Aetna Inc	132,057	15,245,981
Hotels, Restaurants & Leisure – 1.9%
Norwegian Cruise Line Holdings Ltd*	412,374	15,546,500
Six Flags Entertainment Corp	190,833	10,230,557
Starbucks Corp	395,618	21,418,759
		47,195,816
Household Products – 1.0%
Kimberly-Clark Corp	184,509	23,273,965
Industrial Conglomerates – 2.2%
General Electric Co	397,079	11,761,480
Honeywell International Inc	347,682	40,536,244
		52,297,724
Information Technology Services – 3.9%
Accenture PLC	143,352	17,513,314
Automatic Data Processing Inc	140,926	12,429,673
MasterCard Inc	629,495	64,063,706
		94,006,693
Internet & Direct Marketing Retail – 1.7%
Priceline Group Inc*	27,455	40,399,758
Internet Software & Services – 2.2%
Alphabet Inc - Class C*	67,082	52,142,168
Leisure Products – 0.8%
Hasbro Inc	64,509	5,117,499
Mattel Inc	479,298	14,513,143
		19,630,642
Media – 2.7%
Comcast Corp	591,571	39,244,820
Time Warner Inc	339,460	27,024,411
		66,269,231
Mortgage Real Estate Investment Trusts (REITs) – 0.6%
Colony Capital Inc	821,582	14,977,440
Multiline Retail – 1.0%
Dollar Tree Inc*	318,757	25,159,490
Pharmaceuticals – 2.8%
Allergan plc*	60,697	13,979,126
Bristol-Myers Squibb Co	834,876	45,016,514
Eli Lilly & Co	100,849	8,094,141
		67,089,781
Real Estate Management & Development – 1.0%
CBRE Group Inc*	720,194	20,151,028
Colony American Homes III§	639,963	3,800,740
		23,951,768
Road & Rail – 1.0%
CSX Corp	823,966	25,130,963
Software – 4.8%
Adobe Systems Inc*	380,533	41,303,052
Microsoft Corp	1,302,830	75,043,008
		116,346,060
Specialty Retail – 1.4%
Home Depot Inc	254,988	32,811,856
Technology Hardware, Storage & Peripherals – 1.5%
Apple Inc	324,043	36,633,061
Textiles, Apparel & Luxury Goods – 2.1%
NIKE Inc	960,731	50,582,487

Shares or Principal Amounts		Value
Common Stocks – (continued)
Tobacco – 2.3%
Altria Group Inc	892,860	$56,455,538
Total Common Stocks (cost $1,295,459,922)		1,503,215,974
Preferred Stocks – 0.4%
Banks – 0.2%
Citigroup Capital XIII, 7.1215%	148,000	3,898,320
Capital Markets – 0.1%
Morgan Stanley, 6.8750%	30,665	902,471
Morgan Stanley, 7.1250%	29,711	876,772
		1,779,243
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	102,000	2,660,160
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	9,000	231,660
Total Preferred Stocks (cost $8,205,217)		8,569,383
Investment Companies – 0.6%
Money Markets – 0.6%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $15,757,546)	15,757,546	15,757,546
Total Investments (total cost $2,192,342,851) – 100.0%		2,421,543,444
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(1,097,051)
Net Assets – 100%		$2,420,446,393

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,370,357,674	97.9%
Belgium	13,440,150	0.6
United Kingdom	9,862,494	0.4
Taiwan	5,746,928	0.2
Singapore	4,852,137	0.2
Netherlands	4,241,319	0.2
Canada	3,933,901	0.2
Israel	3,710,298	0.1
France	2,245,387	0.1
Germany	1,921,664	0.1
Switzerland	1,052,162	0.0
Luxembourg	179,330	0.0

Total	$2,421,543,444	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $119,275,224, which represents 4.9% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	66,697,739	553,145,596	(604,085,789)	15,757,546	$—	$79,902	$15,757,546

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$4,425,046	$3,800,740	0.2%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	1,032,372	1,048,190	0.0
Scottrade Financial Services Inc, 6.1250%, 7/11/21	5/3/2016 - 5/5/16	688,673	697,589	0.0
Total		$6,146,091	$5,546,519	0.2%

The Portfolio has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 62,489,057	$ -
Bank Loans and Mezzanine Loans	-	37,203,858	-
Corporate Bonds	-	412,716,820	-
Mortgage-Backed Securities	-	252,657,345	-
United States Treasury Notes/Bonds	-	128,933,461	-
Common Stocks
Equity Real Estate Investment Trusts (REITs)	27,690,284	1,694,983	-
Real Estate Management & Development	20,151,028	-	3,800,740
All Other	1,449,878,939	-	-
Preferred Stocks	-	8,569,383	-
Investment Companies	-	15,757,546	-
Total Assets	$ 1,497,720,251	$ 920,022,453	$ 3,800,740

Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio did not hold a significant amount of Level 3 securities as of September 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2016 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period ended September 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $5,987,147. There were no forward currency contracts held at September 30, 2016.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of September 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,198,188,705	$256,762,316	$(33,407,577)	$ 223,354,739

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of

Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen Enterprise Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 96.0%
Aerospace & Defense – 2.6%
HEICO Corp	118,804	$7,188,830
Teledyne Technologies Inc*	96,017	10,363,115
TransDigm Group Inc*	18,377	5,313,158
		22,865,103
Air Freight & Logistics – 0.9%
Expeditors International of Washington Inc	152,173	7,839,953
Airlines – 0.8%
Ryanair Holdings PLC (ADR)	89,001	6,677,745
Biotechnology – 2.3%
AbbVie Inc	87,753	5,534,582
Celgene Corp*	112,494	11,758,998
TESARO Inc*	24,891	2,495,074
		19,788,654
Building Products – 1.5%
Allegion PLC	72,020	4,962,898
AO Smith Corp	79,318	7,835,825
		12,798,723
Capital Markets – 5.0%
FactSet Research Systems Inc	30,202	4,895,744
LPL Financial Holdings Inc#	308,488	9,226,876
MSCI Inc	162,779	13,663,669
TD Ameritrade Holding Corp	451,290	15,903,460
		43,689,749
Chemicals – 0.5%
Potash Corp of Saskatchewan Inc	260,998	4,259,487
Commercial Services & Supplies – 2.6%
Edenred	273,518	6,394,713
Ritchie Bros Auctioneers Inc	454,267	15,931,144
		22,325,857
Containers & Packaging – 1.7%
Sealed Air Corp	325,691	14,923,162
Diversified Consumer Services – 1.1%
ServiceMaster Global Holdings Inc*	289,825	9,761,306
Electrical Equipment – 3.1%
AMETEK Inc	110,692	5,288,864
Sensata Technologies Holding NV*	558,623	21,663,400
		26,952,264
Electronic Equipment, Instruments & Components – 6.3%
Amphenol Corp	122,044	7,923,097
Belden Inc	126,193	8,706,055
Flex Ltd*	938,916	12,788,036
National Instruments Corp	401,091	11,390,984
TE Connectivity Ltd	222,012	14,293,133
		55,101,305
Equity Real Estate Investment Trusts (REITs) – 5.0%
Crown Castle International Corp	232,868	21,938,494
Lamar Advertising Co	324,406	21,186,956
		43,125,450
Health Care Equipment & Supplies – 8.8%
Boston Scientific Corp*	806,024	19,183,371
Cooper Cos Inc	30,459	5,460,080
DexCom Inc*	49,945	4,378,179
Masimo Corp*	74,230	4,415,943
STERIS PLC	176,346	12,890,893
Teleflex Inc	63,436	10,660,420
Varian Medical Systems Inc*	199,197	19,826,077
		76,814,963
Health Care Providers & Services – 1.3%
Henry Schein Inc*	68,386	11,145,550
Health Care Technology – 2.4%
athenahealth Inc*	106,825	13,472,769
IMS Health Holdings Inc*	236,652	7,416,674
		20,889,443
Hotels, Restaurants & Leisure – 2.8%
Aramark	129,932	4,941,314
Dunkin' Brands Group Inc	285,274	14,857,070
Norwegian Cruise Line Holdings Ltd*	123,494	4,655,724
		24,454,108

Shares		Value
Common Stocks – (continued)
Industrial Conglomerates – 0.8%
Roper Technologies Inc	39,652	$7,235,300
Information Technology Services – 8.4%
Amdocs Ltd	284,522	16,459,598
Broadridge Financial Solutions Inc	133,435	9,045,559
Fidelity National Information Services Inc	97,275	7,493,093
Gartner Inc*	63,172	5,587,563
Global Payments Inc	114,208	8,766,606
Jack Henry & Associates Inc	121,165	10,365,666
WEX Inc*	138,445	14,964,520
		72,682,605
Insurance – 1.8%
Aon PLC	136,556	15,361,184
Internet Software & Services – 2.6%
Cimpress NV*,#	116,784	11,816,205
CoStar Group Inc*	51,156	11,076,809
		22,893,014
Leisure Products – 0.5%
Polaris Industries Inc#	55,531	4,300,321
Life Sciences Tools & Services – 3.7%
PerkinElmer Inc	276,995	15,542,189
Quintiles Transnational Holdings Inc*	58,720	4,759,843
Waters Corp*	72,278	11,455,340
		31,757,372
Machinery – 2.2%
Middleby Corp*	44,214	5,465,735
Rexnord Corp*	441,773	9,458,360
Wabtec Corp/DE	52,505	4,287,033
		19,211,128
Media – 1.2%
Omnicom Group Inc	125,503	10,667,755
Multiline Retail – 1.0%
Dollar General Corp	63,541	4,447,235
Dollar Tree Inc*	52,286	4,126,934
		8,574,169
Oil, Gas & Consumable Fuels – 1.0%
World Fuel Services Corp	178,144	8,240,941
Professional Services – 3.4%
IHS Markit Ltd*	278,166	10,445,133
Verisk Analytics Inc*,†	234,959	19,097,468
		29,542,601
Road & Rail – 1.4%
Canadian Pacific Railway Ltd	49,264	7,522,613
Old Dominion Freight Line Inc*	73,678	5,055,048
		12,577,661
Semiconductor & Semiconductor Equipment – 6.2%
KLA-Tencor Corp	141,765	9,882,438
Lam Research Corp#	98,968	9,373,259
Microchip Technology Inc	155,482	9,661,652
ON Semiconductor Corp*	865,251	10,659,892
Xilinx Inc	271,663	14,762,167
		54,339,408
Software – 8.9%
Atlassian Corp PLC*	169,241	5,072,153
Cadence Design Systems Inc*	585,362	14,944,292
Constellation Software Inc/Canada	36,314	16,372,028
Intuit Inc	95,955	10,556,010
Nice Ltd (ADR)	246,748	16,517,311
SS&C Technologies Holdings Inc	436,096	14,020,486
		77,482,280
Specialty Retail – 0.8%
Monro Muffler Brake Inc	34,537	2,112,628
Williams-Sonoma Inc	102,525	5,236,977
		7,349,605
Textiles, Apparel & Luxury Goods – 3.0%
Carter's Inc	60,040	5,206,068
Gildan Activewear Inc	488,081	13,641,864
Wolverine World Wide Inc	319,816	7,365,362
		26,213,294
Trading Companies & Distributors – 0.4%
Fastenal Co	92,138	3,849,526
Total Common Stocks (cost $552,291,398)		835,690,986

Shares		Value
Preferred Stocks – 0.2%
Electronic Equipment, Instruments & Components – 0.2%
Belden Inc, 6.7500% (cost $1,200,000)	12,000	$1,205,160
Investment Companies – 5.3%
Investments Purchased with Cash Collateral from Securities Lending – 2.5%
Janus Cash Collateral Fund LLC, 0.3951%ºº,£	21,492,920	21,492,920
Money Markets – 2.8%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	24,691,798	24,691,798
Total Investment Companies (cost $46,184,718)		46,184,718
Total Investments (total cost $599,676,116) – 101.5%		883,080,864
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(12,854,185)
Net Assets – 100%		$870,226,679

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$780,246,673	88.3%
Canada	57,727,136	6.5
Israel	16,517,311	1.9
United Kingdom	10,445,133	1.2
Ireland	6,677,745	0.8
France	6,394,713	0.7
Australia	5,072,153	0.6

Total	$883,080,864	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	11/10/16	1,577,000	$1,774,543	$197
Citibank NA:
Canadian Dollar	10/13/16	2,792,000	2,128,557	(12,176)
Euro	10/13/16	952,000	1,069,792	1,145

			3,198,349	(11,031)
Credit Suisse International:
Euro	10/27/16	982,300	1,104,645	1,685
Euro	10/27/16	224,000	251,899	(437)

			1,356,544	1,248
HSBC Securities (USA), Inc.:
Canadian Dollar	10/13/16	2,553,000	1,946,349	(8,147)
Euro	10/13/16	1,012,000	1,137,215	1,008

			3,083,564	(7,139)
JPMorgan Chase & Co.:
Euro	11/10/16	2,473,000	2,782,780	(1,273)
RBC Capital Markets Corp.:
Canadian Dollar	10/27/16	3,846,000	2,932,497	20,717
Euro	10/27/16	3,604,000	4,052,876	4,799

			6,985,373	25,516
Total			$19,181,153	$7,518

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $17,881,600.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

#	Loaned security; a portion of the security is on loan at September 30, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Collateral Fund LLC	43,430,390	158,924,868	(180,862,338)	21,492,920	$—	$259,990(1)	$21,492,920
Janus Cash Liquidity Fund LLC	30,205,955	105,649,843	(111,164,000)	24,691,798	—	73,613	24,691,798

Total					$—	$333,603	$46,184,718
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 835,690,989	$ -	$ -
Preferred Stocks	-	1,205,160	-
Investment Companies	-	46,184,718	-
Total Investments in Securities	$ 835,690,986	$ 47,389,878	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 29,551	$ -
Total Assets	$ 835,690,986	$ 47,419,429	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 22,033	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2016 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period ended September 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $18,469,902.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 599,738,600	$294,379,627	$(11,037,363)	$ 283,342,264

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 5.9%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$1,158,000	$1,198,687
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	448,000	451,790
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	801,000	815,216
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	783,000	812,579
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	2,856,000	2,902,624
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	859,000	870,500
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	1,071,416	1,070,089
Banc of America Commercial Mortgage Trust 2007-3, 5.7233%, 6/10/49‡	672,320	674,218
CGBAM Commercial Mortgage Trust 2014-HD, 3.5243%, 2/15/31 (144A)‡	360,000	341,238
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	1,691,288	1,695,840
COBALT CMBS Commercial Mortgage Trust 2007-C2, 5.5680%, 4/15/47‡	309,142	309,127
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	769,000	789,387
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	431,000	444,855
Core Industrial Trust 2015-TEXW, 3.9770%, 2/10/34 (144A)‡	1,130,000	1,097,330
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	721,443	741,916
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	2,107,078	2,126,831
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	1,380,405	1,287,718
GAHR Commercial Mortgage Trust 2015-NRF, 3.4949%, 12/15/34 (144A)‡	531,000	533,850
GS Mortgage Securities Corp II, 3.5495%, 12/10/27 (144A)‡	1,222,000	1,167,750
GS Mortgage Securities Corp Trust 2013-NYC5, 3.7706%, 1/10/30 (144A)‡	558,000	554,391
Hilton USA Trust 2013-HLT, 5.6086%, 11/5/30 (144A)‡	367,000	367,567
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	663,059	664,996
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	760,000	760,775
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.3243%, 1/15/32 (144A)‡	567,000	565,809
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.4743%, 1/15/32 (144A)‡	615,000	613,173
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.2743%, 7/15/36 (144A)‡	329,000	329,576
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.0243%, 7/15/36 (144A)‡	1,112,000	1,106,428
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.7417%, 9/5/32 (144A)‡	733,000	716,375
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	566,038	565,718
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	764,275	766,004
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	417,000	423,680
LB-UBS Commercial Mortgage Trust 2007-C7, 6.4538%, 9/15/45‡	616,040	619,586
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	420,000	419,748
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	360,000	359,712
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	541,000	543,564
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	1,293,000	1,322,917
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	866,000	893,661
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	821,000	839,603
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	1,358,000	1,394,798
Starwood Retail Property Trust 2014-STAR, 3.7743%, 11/15/27 (144A)‡	1,289,000	1,232,185
Starwood Retail Property Trust 2014-STAR, 4.6743%, 11/15/27 (144A)‡	632,000	593,272
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	1,540,000	1,561,628
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	944,992	953,442
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	2,132,673	2,134,874
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 6.1580%, 2/15/51‡	1,416,950	1,419,323
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.1387%, 5/15/46‡	572,439	573,737
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.2743%, 1/15/27 (144A)‡	376,000	363,658
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.7743%, 2/15/27 (144A)‡	521,000	505,301
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.7743%, 2/15/27 (144A)‡	154,000	149,707
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	2,564,100	2,575,418
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $45,291,353)		45,222,171
Bank Loans and Mezzanine Loans – 3.8%
Basic Industry – 0.2%
Axalta Coating Systems US Holdings Inc, 0%, 2/1/20(a),‡	1,219,000	1,227,167
Communications – 1.4%
Charter Communications Operating LLC, 3.0000%, 7/1/20‡	722,267	724,167
Charter Communications Operating LLC, 3.0000%, 1/3/21‡	950,090	952,617
Charter Communications Operating LLC, 3.5000%, 1/24/23‡	1,997,960	2,009,888
Level 3 Financing Inc, 3.5000%, 5/31/22(a),‡	2,957,000	2,971,785
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	909,000	913,163
Nielsen Finance LLC, 3.5132%, 4/15/21‡	487,523	488,235
Nielsen Finance LLC, 0%, 10/4/23(a),‡	1,375,000	1,380,803

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Communications – (continued)
T-Mobile USA Inc, 3.5000%, 11/9/22‡	$1,422,832	$1,433,703
		10,874,361
Consumer Cyclical – 1.1%
Aramark Services Inc, 3.3377%, 9/7/19‡	1,266,465	1,273,595
Aramark Services Inc, 3.3377%, 2/24/21‡	1,742,532	1,752,342
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20(a),‡	127,752	128,391
Hilton Worldwide Finance LLC, 3.0967%, 10/25/23(a),‡	1,306,255	1,313,400
KFC Holding Co, 3.2809%, 6/16/23‡	2,163,000	2,176,519
Landry's Inc, 0%, 10/4/23(a),‡	1,960,000	1,968,977
		8,613,224
Consumer Non-Cyclical – 0.6%
DaVita Inc, 3.5000%, 6/24/21‡	568,094	570,651
HCA Inc, 3.5877%, 2/15/24(a),‡	2,200,000	2,219,250
IMS Health Inc, 3.5000%, 3/17/21‡	1,078,350	1,080,658
Tumi Holdings Inc, 3.2732%, 5/13/21‡	719,000	711,810
		4,582,369
Technology – 0.5%
Avago Technologies Cayman Finance Ltd, 3.5243%, 2/1/23(a),‡	3,781,170	3,824,237
CommScope Inc, 0%, 12/29/22(a),‡	185,000	186,561
		4,010,798
Total Bank Loans and Mezzanine Loans (cost $29,263,034)		29,307,919
Corporate Bonds – 40.0%
Asset-Backed Securities – 0.2%
American Tower Trust I, 1.5510%, 3/15/18 (144A)	1,662,000	1,658,317
Banking – 6.3%
Ally Financial Inc, 3.2500%, 11/5/18	837,000	841,185
Ally Financial Inc, 8.0000%, 12/31/18	322,000	355,005
Bank of America Corp, 5.4200%, 3/15/17	400,000	406,902
Bank of America Corp, 5.7000%, 5/2/17	1,021,000	1,044,927
Bank of America Corp, 4.4500%, 3/3/26	2,211,000	2,372,861
Bank of America Corp, 6.3000%µ	1,010,000	1,097,113
Bank of America NA, 5.3000%, 3/15/17	2,181,000	2,219,126
Citigroup Inc, 2.2554%, 9/1/23‡	1,866,000	1,874,931
Citigroup Inc, 4.4500%, 9/29/27	1,412,000	1,477,620
Citizens Financial Group Inc, 3.7500%, 7/1/24	518,000	518,083
Citizens Financial Group Inc, 4.3500%, 8/1/25	360,000	374,416
Citizens Financial Group Inc, 4.3000%, 12/3/25	1,937,000	2,032,442
Discover Financial Services, 3.9500%, 11/6/24	1,426,000	1,459,749
Discover Financial Services, 3.7500%, 3/4/25	1,205,000	1,219,424
Goldman Sachs Capital I, 6.3450%, 2/15/34	2,196,000	2,676,210
Goldman Sachs Group Inc, 5.6250%, 1/15/17	595,000	602,041
Goldman Sachs Group Inc, 3.7500%, 2/25/26	1,512,000	1,587,642
JPMorgan Chase & Co, 2.2950%, 8/15/21	2,456,000	2,461,342
JPMorgan Chase & Co, 3.3750%, 5/1/23	2,710,000	2,784,352
JPMorgan Chase & Co, 4.2500%, 10/1/27	2,110,000	2,263,903
JPMorgan Chase Capital XXI, 1.7091%, 2/2/37‡	163,000	130,400
JPMorgan Chase Capital XXIII, 1.8170%, 5/15/47‡	106,000	80,295
Morgan Stanley, 5.5500%, 4/27/17	576,000	589,296
Morgan Stanley, 2.4500%, 2/1/19	899,000	915,199
Morgan Stanley, 2.8000%, 6/16/20	1,356,000	1,391,077
Morgan Stanley, 4.8750%, 11/1/22	607,000	669,499
Morgan Stanley, 3.9500%, 4/23/27	1,344,000	1,395,944
Morgan Stanley, 5.5500%µ	1,507,000	1,539,024
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	937,000	946,473
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	1,409,000	1,476,805
Santander UK PLC, 5.0000%, 11/7/23 (144A)	2,043,000	2,129,125
SVB Financial Group, 5.3750%, 9/15/20	1,289,000	1,432,673
Synchrony Financial, 2.6000%, 1/15/19	64,000	64,754
Synchrony Financial, 3.0000%, 8/15/19	1,665,000	1,704,336
Synchrony Financial, 4.5000%, 7/23/25	1,856,000	1,961,332
UBS AG, 4.7500%, 5/22/23‡	783,000	797,525
Wells Fargo & Co, 3.0000%, 4/22/26	571,000	576,369
Wells Fargo & Co, 5.8750%µ	971,000	1,053,535
		48,522,935
Basic Industry – 1.4%
Air Liquide Finance SA, 1.7500%, 9/27/21 (144A)	623,000	620,699
Air Liquide Finance SA, 2.2500%, 9/27/23 (144A)	584,000	585,117
Air Liquide Finance SA, 2.5000%, 9/27/26 (144A)	572,000	575,073
Albemarle Corp, 4.1500%, 12/1/24	338,000	364,367
Alcoa Inc, 5.1250%, 10/1/24	1,893,000	2,013,679
ArcelorMittal, 7.2500%, 2/25/22‡	123,000	139,605
Ashland LLC, 3.8750%, 4/15/18	874,000	900,220
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	2,481,000	2,592,801

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	$1,338,000	$1,425,243
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,320,000	1,379,639
		10,596,443
Brokerage – 3.1%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	815,000	851,767
Charles Schwab Corp, 3.0000%, 3/10/25	900,000	936,030
Charles Schwab Corp, 7.0000%µ	1,287,000	1,492,920
E*TRADE Financial Corp, 5.3750%, 11/15/22	1,642,000	1,750,301
E*TRADE Financial Corp, 4.6250%, 9/15/23	2,218,000	2,305,201
Intercontinental Exchange Inc, 3.7500%, 12/1/25	1,484,000	1,606,728
Lazard Group LLC, 6.8500%, 6/15/17	36,000	37,143
Lazard Group LLC, 4.2500%, 11/14/20	1,551,000	1,662,968
Lazard Group LLC, 3.7500%, 2/13/25	397,000	399,643
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	1,922,000	2,006,088
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	1,836,000	1,569,751
Raymond James Financial Inc, 5.6250%, 4/1/24	3,649,000	4,219,138
Raymond James Financial Inc, 3.6250%, 9/15/26	414,000	420,715
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)§	506,000	543,883
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	1,409,000	1,468,192
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	2,680,000	2,877,060
		24,147,528
Capital Goods – 1.4%
Ball Corp, 4.3750%, 12/15/20	861,000	919,118
CNH Industrial Capital LLC, 3.6250%, 4/15/18	940,000	951,750
General Electric Co, 5.0000%µ	1,686,000	1,792,977
Harris Corp, 4.2500%, 10/1/16	1,021,000	1,021,000
Martin Marietta Materials Inc, 4.2500%, 7/2/24	731,000	778,796
Masco Corp, 3.5000%, 4/1/21	882,000	912,870
Masco Corp, 4.3750%, 4/1/26	149,000	156,823
Owens Corning, 4.2000%, 12/1/24	777,000	824,322
Owens Corning, 3.4000%, 8/15/26	288,000	289,336
Vulcan Materials Co, 7.0000%, 6/15/18	1,013,000	1,091,508
Vulcan Materials Co, 7.5000%, 6/15/21	546,000	662,025
Vulcan Materials Co, 4.5000%, 4/1/25	1,545,000	1,668,600
		11,069,125
Communications – 4.0%
American Tower Corp, 3.3000%, 2/15/21	1,634,000	1,708,157
American Tower Corp, 3.4500%, 9/15/21	142,000	149,449
American Tower Corp, 3.5000%, 1/31/23	252,000	262,853
American Tower Corp, 4.4000%, 2/15/26	894,000	979,178
American Tower Corp, 3.3750%, 10/15/26	2,113,000	2,141,773
AT&T Inc, 3.4000%, 5/15/25	806,000	828,091
AT&T Inc, 4.1250%, 2/17/26	593,000	640,796
BellSouth LLC, 4.4000%, 4/26/17 (144A)	6,896,000	7,022,197
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	1,251,000	1,301,040
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.4640%, 7/23/22 (144A)	250,000	269,766
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25 (144A)	2,542,000	2,803,966
Comcast Corp, 2.3500%, 1/15/27	857,000	845,593
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	1,868,000	1,883,043
Crown Castle International Corp, 4.8750%, 4/15/22	2,141,000	2,388,286
Crown Castle International Corp, 5.2500%, 1/15/23	1,124,000	1,272,750
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	920,000	925,109
Time Warner Cable LLC, 5.8500%, 5/1/17	1,245,000	1,276,088
UBM PLC, 5.7500%, 11/3/20 (144A)	1,456,000	1,577,866
Verizon Communications Inc, 1.7500%, 8/15/21	566,000	559,811
Verizon Communications Inc, 2.6250%, 8/15/26	1,441,000	1,414,298
Verizon Communications Inc, 4.1250%, 8/15/46	718,000	718,198
		30,968,308
Consumer Cyclical – 3.4%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	1,757,000	1,827,280
Brinker International Inc, 3.8750%, 5/15/23	2,301,000	2,179,118
CVS Health Corp, 2.8000%, 7/20/20	2,672,000	2,768,336
CVS Health Corp, 4.7500%, 12/1/22	684,000	775,775
CVS Health Corp, 5.0000%, 12/1/24	919,000	1,064,406
DR Horton Inc, 4.7500%, 5/15/17	538,000	548,088
DR Horton Inc, 3.7500%, 3/1/19	947,000	986,064
DR Horton Inc, 4.0000%, 2/15/20	227,000	239,201
General Motors Co, 4.8750%, 10/2/23	2,255,000	2,443,119
General Motors Financial Co Inc, 3.1000%, 1/15/19	1,418,000	1,445,407
General Motors Financial Co Inc, 3.7000%, 5/9/23	582,000	591,928

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	$2,111,000	$2,166,414
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	289,000	291,890
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	206,000	207,930
Macy's Retail Holdings Inc, 5.9000%, 12/1/16	381,000	383,882
MDC Holdings Inc, 5.5000%, 1/15/24	1,078,000	1,126,510
Priceline Group Inc, 3.6000%, 6/1/26	2,500,000	2,621,190
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	452,000	463,300
Toll Brothers Finance Corp, 4.0000%, 12/31/18	463,000	479,784
Toll Brothers Finance Corp, 5.8750%, 2/15/22	377,000	414,700
Toll Brothers Finance Corp, 4.3750%, 4/15/23	258,000	264,450
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	438,000	448,236
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	278,000	286,742
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	1,130,000	1,173,073
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	194,000	210,324
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	477,000	505,801
		25,912,948
Consumer Non-Cyclical – 6.1%
AbbVie Inc, 3.2000%, 5/14/26	2,412,000	2,441,798
Actavis Funding SCS, 3.0000%, 3/12/20	2,132,000	2,201,322
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	477,000	492,214
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	2,720,000	2,870,984
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	4,377,000	4,700,898
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	1,900,000	2,260,584
Becton Dickinson and Co, 1.8000%, 12/15/17	1,386,000	1,392,309
Express Scripts Holding Co, 4.5000%, 2/25/26	2,323,000	2,547,945
Express Scripts Holding Co, 4.8000%, 7/15/46	869,000	902,692
HCA Inc, 3.7500%, 3/15/19	680,000	702,950
Kraft Heinz Foods Co, 2.8000%, 7/2/20	1,043,000	1,080,888
Kraft Heinz Foods Co, 3.5000%, 7/15/22	894,000	950,037
Kraft Heinz Foods Co, 3.0000%, 6/1/26	1,166,000	1,175,302
Life Technologies Corp, 6.0000%, 3/1/20	1,140,000	1,274,770
Molson Coors Brewing Co, 3.0000%, 7/15/26	1,432,000	1,441,918
Molson Coors Brewing Co, 4.2000%, 7/15/46	570,000	593,906
Newell Brands Inc, 3.1500%, 4/1/21	465,000	484,466
Newell Brands Inc, 3.8500%, 4/1/23	399,000	424,722
Newell Brands Inc, 5.0000%, 11/15/23 (144A)	791,000	842,150
Newell Brands Inc, 4.2000%, 4/1/26	2,779,000	3,026,631
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	1,263,000	1,281,552
Perrigo Finance Unlimited Co, 4.3750%, 3/15/26	511,000	533,273
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	1,148,000	1,149,445
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	1,552,000	1,559,516
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	1,547,000	1,555,321
Smithfield Foods Inc, 5.2500%, 8/1/18 (144A)	237,000	238,481
Sysco Corp, 2.5000%, 7/15/21	357,000	364,651
Sysco Corp, 3.3000%, 7/15/26	887,000	919,496
Teva Pharmaceutical Finance Netherlands III BV, 2.2000%, 7/21/21	976,000	972,320
Teva Pharmaceutical Finance Netherlands III BV, 2.8000%, 7/21/23	718,000	719,842
Teva Pharmaceutical Finance Netherlands III BV, 3.1500%, 10/1/26	1,098,000	1,103,079
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	856,000	883,820
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	836,000	870,485
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	1,924,000	1,955,253
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	1,165,000	1,233,157
		47,148,177
Electric – 1.3%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	205,000	204,511
Dominion Resources Inc/VA, 2.8500%, 8/15/26	289,000	287,451
Duke Energy Corp, 1.8000%, 9/1/21	555,000	552,034
Duke Energy Corp, 2.6500%, 9/1/26	867,000	850,758
IPALCO Enterprises Inc, 5.0000%, 5/1/18	643,000	670,328
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	1,267,000	1,411,371
Southern Co, 2.3500%, 7/1/21	2,183,000	2,224,693
Southern Co, 2.9500%, 7/1/23	1,164,000	1,202,653
Southern Co, 3.2500%, 7/1/26	2,217,000	2,296,247
		9,700,046
Energy – 4.0%
Anadarko Petroleum Corp, 6.3750%, 9/15/17	54,000	56,297
Anadarko Petroleum Corp, 4.8500%, 3/15/21	234,000	251,203
Anadarko Petroleum Corp, 5.5500%, 3/15/26	1,506,000	1,701,839
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	318,000	325,433
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	566,000	593,954
Cenovus Energy Inc, 5.7000%, 10/15/19	36,000	38,643
Cimarex Energy Co, 5.8750%, 5/1/22	1,184,000	1,239,865
Cimarex Energy Co, 4.3750%, 6/1/24	397,000	414,644
ConocoPhillips Co, 4.2000%, 3/15/21	1,093,000	1,183,011

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
ConocoPhillips Co, 4.9500%, 3/15/26	$1,436,000	$1,618,612
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	278,000	288,440
Energy Transfer Partners LP, 4.1500%, 10/1/20	704,000	736,331
Energy Transfer Partners LP, 4.7500%, 1/15/26	737,000	761,432
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	2,627,000	2,772,236
Hess Corp, 4.3000%, 4/1/27	1,293,000	1,303,067
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
7.2500%, 10/1/20 (144A)	938,000	972,003
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	800,000	831,854
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	657,000	716,873
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	758,000	791,856
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	76,000	85,020
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	606,000	669,305
Oceaneering International Inc, 4.6500%, 11/15/24	1,671,000	1,682,169
Phillips 66 Partners LP, 3.6050%, 2/15/25	865,000	869,955
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	1,800,000	1,864,553
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	1,023,000	1,128,038
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	1,911,000	1,958,775
Spectra Energy Partners LP, 4.7500%, 3/15/24	1,715,000	1,882,701
Western Gas Partners LP, 5.3750%, 6/1/21	1,746,000	1,900,999
Williams Cos Inc, 3.7000%, 1/15/23	460,000	446,200
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	1,371,000	1,387,105
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	126,000	127,350
		30,599,763
Finance Companies – 0.8%
CIT Group Inc, 5.0000%, 5/15/17	397,000	404,444
CIT Group Inc, 4.2500%, 8/15/17	4,092,000	4,168,725
CIT Group Inc, 5.5000%, 2/15/19 (144A)	958,000	1,014,283
International Lease Finance Corp, 8.7500%, 3/15/17	681,000	700,579
		6,288,031
Financial Institutions – 1.1%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	1,975,000	2,114,190
Kennedy-Wilson Inc, 5.8750%, 4/1/24	2,713,000	2,733,348
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	3,395,000	3,400,065
		8,247,603
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	533,000	587,014
Insurance – 1.2%
Aetna Inc, 2.4000%, 6/15/21	1,002,000	1,013,602
Aetna Inc, 2.8000%, 6/15/23	725,000	740,326
Aetna Inc, 3.2000%, 6/15/26	1,761,000	1,790,453
Berkshire Hathaway Inc, 3.1250%, 3/15/26	268,000	281,684
CNO Financial Group Inc, 4.5000%, 5/30/20	400,000	409,500
CNO Financial Group Inc, 5.2500%, 5/30/25	1,273,000	1,263,453
Primerica Inc, 4.7500%, 7/15/22	2,331,000	2,550,837
Voya Financial Inc, 5.6500%, 5/15/53‡	1,066,000	1,066,000
		9,115,855
Natural Gas – 0%
MPLX LP, 4.5000%, 7/15/23	360,000	367,154
Owned No Guarantee – 0.1%
Korea National Oil Corp, 4.0000%, 10/27/16 (144A)	848,000	849,459
Real Estate Investment Trusts (REITs) – 1.3%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	396,000	401,990
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	2,012,000	2,188,800
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	907,000	974,016
Goodman Funding Pty Ltd, 6.3750%, 4/15/21 (144A)	1,838,000	2,150,217
Post Apartment Homes LP, 4.7500%, 10/15/17	887,000	915,152
Senior Housing Properties Trust, 6.7500%, 4/15/20	411,000	452,827
Senior Housing Properties Trust, 6.7500%, 12/15/21	481,000	551,977
SL Green Realty Corp, 5.0000%, 8/15/18	887,000	926,217
SL Green Realty Corp, 7.7500%, 3/15/20	1,578,000	1,836,981
		10,398,177
Technology – 3.6%
Cadence Design Systems Inc, 4.3750%, 10/15/24	2,629,000	2,702,333
Fidelity National Information Services Inc, 3.6250%, 10/15/20	820,000	869,750
Fidelity National Information Services Inc, 5.0000%, 3/15/22	278,000	287,937
Fidelity National Information Services Inc, 4.5000%, 10/15/22	1,099,000	1,211,467
Fidelity National Information Services Inc, 3.0000%, 8/15/26	1,435,000	1,420,905
Seagate HDD Cayman, 4.7500%, 1/1/25	1,736,000	1,640,520
Seagate HDD Cayman, 4.8750%, 6/1/27	453,000	400,766
Seagate HDD Cayman, 5.7500%, 12/1/34	394,000	328,336
Total System Services Inc, 3.8000%, 4/1/21	868,000	921,085
Total System Services Inc, 4.8000%, 4/1/26	3,051,000	3,378,470

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Trimble Navigation Ltd, 4.7500%, 12/1/24	$3,079,000	$3,238,231
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	4,326,000	4,332,731
Verisk Analytics Inc, 4.8750%, 1/15/19	812,000	864,677
Verisk Analytics Inc, 5.8000%, 5/1/21	2,609,000	2,977,581
Verisk Analytics Inc, 4.1250%, 9/12/22	1,012,000	1,087,810
Verisk Analytics Inc, 5.5000%, 6/15/45	1,621,000	1,738,832
		27,401,431
Transportation – 0.6%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	1,705,000	1,747,686
Penske Truck Leasing Co Lp / PTL Finance Corp, 2.5000%, 6/15/19 (144A)	709,000	719,385
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.8750%, 7/11/22 (144A)	113,000	126,096
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	825,000	870,219
Southwest Airlines Co, 5.1250%, 3/1/17	838,000	851,117
		4,314,503
Total Corporate Bonds (cost $297,831,532)		307,892,817
Mortgage-Backed Securities – 24.2%
Fannie Mae Pool:
6.0000%, 8/1/22	376,306	406,224
5.5000%, 1/1/25	127,172	136,333
4.0000%, 3/1/29	610,851	652,033
4.0000%, 6/1/29	225,013	239,336
4.0000%, 7/1/29	609,805	650,530
4.0000%, 9/1/29	649,886	687,896
5.0000%, 9/1/29	528,627	587,829
3.5000%, 10/1/29	2,994,520	3,184,018
5.0000%, 1/1/30	200,903	223,405
3.5000%, 5/1/33	470,730	501,049
4.0000%, 4/1/34	721,770	785,903
6.0000%, 10/1/35	483,236	557,622
6.0000%, 12/1/35	382,634	440,997
6.0000%, 2/1/37	187,870	221,657
6.0000%, 9/1/37	400,943	432,251
6.0000%, 10/1/38	406,044	465,293
7.0000%, 2/1/39	166,901	209,040
5.5000%, 12/1/39	730,738	828,006
5.5000%, 3/1/40	567,345	654,709
5.5000%, 4/1/40	1,284,594	1,455,612
4.5000%, 10/1/40	123,371	135,142
5.0000%, 10/1/40	172,875	195,312
5.5000%, 2/1/41	334,140	385,600
5.0000%, 5/1/41	265,199	295,217
5.5000%, 5/1/41	401,450	454,616
5.5000%, 6/1/41	890,033	1,022,495
5.5000%, 6/1/41	352,877	399,513
5.5000%, 7/1/41	1,477,132	1,673,849
4.5000%, 8/1/41	652,858	717,920
5.0000%, 10/1/41	332,337	370,381
5.5000%, 12/1/41	745,805	846,011
5.5000%, 2/1/42	3,628,474	4,104,691
4.0000%, 6/1/42	999,022	1,088,228
3.5000%, 7/1/42	1,884,779	2,025,874
4.0000%, 7/1/42	603,867	657,478
4.0000%, 8/1/42	425,897	463,724
4.0000%, 9/1/42	542,055	589,936
4.0000%, 9/1/42	509,261	554,468
4.0000%, 11/1/42	637,612	694,369
4.5000%, 11/1/42	434,109	481,235
4.0000%, 12/1/42	248,321	272,803
3.5000%, 1/1/43	1,270,198	1,354,961
3.5000%, 2/1/43	2,628,614	2,804,356
3.5000%, 2/1/43	465,543	496,620
4.5000%, 2/1/43	2,558,235	2,813,190
3.5000%, 3/1/43	1,345,085	1,435,445
4.5000%, 3/1/43	966,842	1,086,551
4.0000%, 5/1/43	1,369,291	1,491,327
4.0000%, 7/1/43	1,856,270	2,021,784
4.0000%, 8/1/43	1,653,265	1,801,023
4.0000%, 9/1/43	488,584	531,963
3.5000%, 1/1/44	1,918,996	2,065,870
3.5000%, 1/1/44	757,958	815,882
4.0000%, 2/1/44	1,006,217	1,096,385
3.5000%, 4/1/44	914,009	980,916
3.5000%, 5/1/44	3,067,283	3,301,682
4.5000%, 5/1/44	4,714,805	5,307,493

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
5.5000%, 5/1/44	$751,974	$851,967
4.0000%, 6/1/44	1,553,966	1,692,386
4.0000%, 7/1/44	2,807,162	3,096,123
5.0000%, 7/1/44	1,113,850	1,264,359
4.0000%, 8/1/44	1,552,529	1,712,608
4.0000%, 8/1/44	589,392	650,258
4.5000%, 8/1/44	2,113,403	2,378,273
4.5000%, 10/1/44	1,611,702	1,814,162
4.5000%, 10/1/44	863,103	968,456
3.5000%, 2/1/45	2,307,808	2,463,025
4.5000%, 3/1/45	1,538,186	1,726,596
4.0000%, 5/1/45	1,216,025	1,342,493
4.5000%, 5/1/45	1,422,426	1,601,867
4.5000%, 5/1/45	878,361	992,673
4.5000%, 6/1/45	742,211	830,419
4.0000%, 9/1/45	4,995,601	5,464,306
4.5000%, 9/1/45	3,545,948	3,971,483
4.0000%, 10/1/45	2,326,756	2,539,750
4.5000%, 10/1/45	3,039,871	3,423,363
4.5000%, 10/1/45	1,491,707	1,672,760
3.5000%, 12/1/45	767,282	824,184
4.0000%, 12/1/45	1,063,597	1,174,244
3.5000%, 1/1/46	2,194,075	2,356,490
3.5000%, 1/1/46	1,858,328	1,995,974
4.0000%, 1/1/46	503,103	553,035
4.5000%, 2/1/46	2,681,506	3,019,800
4.5000%, 2/1/46	990,686	1,113,430
4.0000%, 4/1/46	1,372,243	1,514,855
4.5000%, 4/1/46	1,309,194	1,485,254
4.0000%, 5/1/46	1,669,255	1,837,966
4.0000%, 6/1/46	514,661	566,553
4.5000%, 6/1/46	2,093,806	2,350,357
3.5000%, 7/1/46	1,395,189	1,489,197
3.5000%, 7/1/46	1,388,087	1,492,882
4.5000%, 7/1/46	912,613	1,009,835
		123,395,436
Freddie Mac Gold Pool:
5.0000%, 6/1/20	152,873	160,687
5.5000%, 12/1/28	315,539	353,861
3.5000%, 7/1/29	569,280	602,389
3.5000%, 9/1/29	501,591	530,867
5.5000%, 10/1/36	338,421	387,375
5.5000%, 4/1/40	665,791	753,356
6.0000%, 4/1/40	325,910	384,508
5.5000%, 5/1/41	550,451	618,221
5.5000%, 8/1/41	1,008,850	1,172,287
5.5000%, 8/1/41	965,987	1,113,724
5.0000%, 3/1/42	834,127	942,833
3.5000%, 2/1/44	983,063	1,049,088
4.5000%, 5/1/44	797,443	888,977
5.0000%, 7/1/44	279,790	315,441
4.0000%, 8/1/44	257,702	283,376
4.5000%, 9/1/44	3,062,741	3,446,980
4.5000%, 6/1/45	1,560,939	1,760,196
4.5000%, 2/1/46	1,469,623	1,657,233
4.5000%, 2/1/46	948,411	1,066,131
3.5000%, 7/1/46	2,817,138	3,028,760
4.0000%, 7/1/46	1,494,810	1,619,708
		22,135,998
Ginnie Mae I Pool:
4.0000%, 8/15/24	280,362	298,067
5.1000%, 1/15/32	700,920	813,730
7.5000%, 8/15/33	696,455	835,021
4.9000%, 10/15/34	795,184	923,521
5.5000%, 9/15/35	205,572	240,406
5.5000%, 3/15/36	280,006	320,381
5.5000%, 2/15/39	519,834	594,810
5.5000%, 6/15/39	1,260,562	1,450,955
5.5000%, 8/15/39	785,765	924,257
5.5000%, 8/15/39	521,199	613,191
5.0000%, 9/15/39	918,785	1,029,694
5.0000%, 9/15/39	403,672	452,401
5.0000%, 10/15/39	270,311	304,562
5.0000%, 11/15/39	499,305	559,621

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
5.0000%, 1/15/40	$153,815	$172,348
5.0000%, 5/15/40	620,855	700,167
5.0000%, 5/15/40	169,963	192,537
5.0000%, 5/15/40	56,110	63,649
5.0000%, 7/15/40	506,349	566,054
5.0000%, 7/15/40	159,526	178,713
4.5000%, 9/15/40	546,112	610,155
5.0000%, 2/15/41	504,775	567,346
5.0000%, 4/15/41	168,452	188,751
4.5000%, 5/15/41	1,081,207	1,244,297
4.5000%, 5/15/41	599,797	670,063
5.0000%, 5/15/41	191,035	216,995
4.5000%, 7/15/41	504,707	585,833
4.5000%, 7/15/41	155,149	174,310
4.5000%, 8/15/41	1,282,362	1,445,948
5.0000%, 9/15/41	287,914	332,127
5.0000%, 11/15/43	1,119,383	1,280,959
4.5000%, 5/15/44	679,814	761,519
5.0000%, 6/15/44	906,833	1,031,321
5.0000%, 6/15/44	590,353	670,344
5.0000%, 7/15/44	428,109	486,433
4.0000%, 1/15/45	2,968,906	3,223,527
4.0000%, 4/15/45	675,924	743,164
4.5000%, 8/15/46	3,164,150	3,538,317
		29,005,494
Ginnie Mae II Pool:
6.0000%, 11/20/34	269,431	317,019
5.5000%, 3/20/35	1,158,375	1,313,152
5.5000%, 3/20/36	284,375	318,769
5.5000%, 11/20/37	322,247	367,344
6.0000%, 1/20/39	126,156	144,526
7.0000%, 5/20/39	58,469	68,272
5.0000%, 6/20/41	637,039	697,652
6.0000%, 12/20/41	220,469	253,886
5.5000%, 1/20/42	389,599	437,326
6.0000%, 1/20/42	134,435	151,745
6.0000%, 2/20/42	212,503	245,366
6.0000%, 3/20/42	130,206	151,572
6.0000%, 4/20/42	546,694	633,379
3.5000%, 5/20/42	397,168	427,135
5.5000%, 5/20/42	444,870	499,437
6.0000%, 5/20/42	356,533	409,844
5.5000%, 7/20/42	662,325	733,518
6.0000%, 7/20/42	148,331	168,930
6.0000%, 8/20/42	148,585	172,154
6.0000%, 9/20/42	169,616	196,420
6.0000%, 11/20/42	149,094	172,272
6.0000%, 2/20/43	181,828	210,053
4.0000%, 3/20/43	486,104	542,986
5.0000%, 12/20/44	966,075	1,097,177
5.0000%, 9/20/45	354,291	402,235
4.0000%, 10/20/45	1,307,857	1,422,651
		11,554,820
Total Mortgage-Backed Securities (cost $183,490,384)		186,091,748
United States Treasury Notes/Bonds – 24.2%
1.6250%, 7/31/19	1,580,000	1,612,957
0.8750%, 9/15/19	3,347,000	3,346,869
1.7500%, 9/30/19	2,020,000	2,070,342
1.5000%, 10/31/19	7,418,000	7,548,394
1.5000%, 11/30/19	8,680,000	8,832,239
1.3750%, 9/30/20	1,201,000	1,215,309
1.7500%, 12/31/20	12,385,000	12,715,915
1.3750%, 1/31/21	10,831,000	10,949,469
1.1250%, 2/28/21	20,728,000	20,759,070
1.2500%, 3/31/21	11,563,000	11,623,521
1.1250%, 6/30/21	18,357,000	18,335,486
1.1250%, 7/31/21	3,638,000	3,632,743
1.1250%, 8/31/21	1,626,000	1,624,348
2.1250%, 9/30/21	4,479,000	4,679,856
1.3750%, 6/30/23	1,045,000	1,043,163
1.2500%, 7/31/23	179,000	177,126
2.2500%, 11/15/24	1,970,000	2,079,965
2.0000%, 8/15/25	2,458,000	2,543,647
2.2500%, 11/15/25	7,707,000	8,135,702

Shares or Principal Amounts		Value
United States Treasury Note/Bond – (continued)
1.6250%, 2/15/26	$1,440,000	$1,442,475
1.6250%, 5/15/26	2,317,000	2,320,077
1.5000%, 8/15/26	9,000,000	8,912,457
3.6250%, 2/15/44	4,870,000	6,201,068
3.1250%, 8/15/44	7,646,000	8,923,417
3.0000%, 11/15/44	2,220,000	2,531,233
2.5000%, 2/15/45	984,000	1,016,903
3.0000%, 5/15/45	8,873,000	10,116,604
2.8750%, 8/15/45	4,226,000	4,707,037
3.0000%, 11/15/45	1,122,000	1,280,220
2.5000%, 5/15/46	4,032,000	4,173,120
2.2500%, 8/15/46	11,684,000	11,472,228
Total United States Treasury Notes/Bonds (cost $179,815,745)		186,022,960
Preferred Stocks – 1.0%
Banks – 0.4%
Citigroup Capital XIII, 7.1215%	101,000	2,660,340
Capital Markets – 0.3%
Morgan Stanley, 6.8750%	46,783	1,376,824
Morgan Stanley, 7.1250%	42,091	1,242,105
		2,618,929
Consumer Finance – 0.3%
Discover Financial Services, 6.5000%	74,000	1,929,920
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	7,000	180,180
Total Preferred Stocks (cost $6,946,973)		7,389,369
Investment Companies – 1.8%
Money Markets – 1.8%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $14,001,714)	14,001,714	14,001,714
Total Investments (total cost $756,640,735) – 100.9%		775,928,698
Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(6,935,978)
Net Assets – 100%		$768,992,720

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$734,684,651	94.7%
Belgium	10,324,680	1.3
United Kingdom	6,595,167	0.8
Taiwan	4,332,731	0.6
Singapore	3,824,237	0.5
Netherlands	3,400,065	0.4
Israel	2,795,241	0.4
Canada	2,785,310	0.4
Australia	2,150,217	0.3
France	1,780,889	0.2
Germany	1,468,921	0.2
South Korea	849,459	0.1
Switzerland	797,525	0.1
Luxembourg	139,605	0.0

Total	$775,928,698	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $90,452,905, which represents 11.8% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	23,621,659	302,241,055	(311,861,000)	14,001,714	$—	$45,169	$14,001,714

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$1,268,285	$1,287,718	0.1%
Scottrade Financial Services Inc, 6.1250%, 7/11/21	5/3/16 - 5/5/16	536,932	543,883	0.1
Total		$1,805,217	$1,831,601	0.2%

The Portfolio has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 45,222,171	$ -
Bank Loans and Mezzanine Loans	-	29,307,919	-
Corporate Bonds	-	307,892,817	-
Mortgage-Backed Securities	-	186,091,748	-
United States Treasury Notes/Bonds	-	186,022,960	-
Preferred Stocks	-	7,389,369	-
Investment Companies	-	14,001,714	-
Total Assets	$ -	$ 775,928,698	$ -

Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of September 30, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 757,496,751	$19,852,749	$ (1,420,802)	$ 18,431,947

Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 97.1%
Automobiles – 0.8%
Tesla Motors Inc*	28,318	$5,777,722
Biotechnology – 5.5%
Celgene Corp*	277,664	29,024,218
Regeneron Pharmaceuticals Inc*	30,202	12,141,808
		41,166,026
Capital Markets – 8.8%
Charles Schwab Corp	381,106	12,031,516
E*TRADE Financial Corp*	289,965	8,443,781
Intercontinental Exchange Inc	95,821	25,810,345
S&P Global Inc	153,744	19,457,841
		65,743,483
Construction Materials – 2.6%
Vulcan Materials Co	167,519	19,051,936
Containers & Packaging – 1.5%
Sealed Air Corp	244,832	11,218,202
Equity Real Estate Investment Trusts (REITs) – 2.6%
Crown Castle International Corp	201,956	19,026,275
Food & Staples Retailing – 2.6%
Costco Wholesale Corp	128,836	19,648,778
Health Care Equipment & Supplies – 4.2%
Boston Scientific Corp*	1,095,641	26,076,256
DexCom Inc*	60,670	5,318,332
		31,394,588
Hotels, Restaurants & Leisure – 2.7%
Norwegian Cruise Line Holdings Ltd*	215,480	8,123,596
Starbucks Corp	224,653	12,162,713
		20,286,309
Industrial Conglomerates – 4.9%
General Electric Co	1,234,061	36,552,887
Information Technology Services – 5.3%
MasterCard Inc	335,147	34,107,910
PayPal Holdings Inc*	135,796	5,563,562
		39,671,472
Internet & Direct Marketing Retail – 9.3%
Amazon.com Inc*	51,230	42,895,391
Ctrip.com International Ltd (ADR)*	184,914	8,611,445
Netflix Inc*	63,263	6,234,569
Priceline Group Inc*	8,123	11,952,913
		69,694,318
Internet Software & Services – 11.3%
Alphabet Inc - Class C*	54,701	42,518,540
CoStar Group Inc*	90,008	19,489,432
Facebook Inc*	173,352	22,235,861
		84,243,833
Life Sciences Tools & Services – 2.2%
Quintiles Transnational Holdings Inc*	202,151	16,386,360
Media – 1.8%
Time Warner Inc	164,878	13,125,938
Pharmaceuticals – 7.5%
Bristol-Myers Squibb Co	301,585	16,261,463
Zoetis Inc	765,805	39,829,518
		56,090,981
Professional Services – 1.8%
Nielsen Holdings PLC	249,686	13,375,679
Semiconductor & Semiconductor Equipment – 1.8%
NXP Semiconductors NV*	133,888	13,657,915
Software – 11.3%
Activision Blizzard Inc	432,835	19,174,590
Adobe Systems Inc*	271,822	29,503,560
salesforce.com Inc*	329,399	23,496,031
Workday Inc*	132,437	12,143,149
		84,317,330
Specialty Retail – 2.3%
Lowe's Cos Inc	235,387	16,997,295
Technology Hardware, Storage & Peripherals – 2.6%
Apple Inc	174,004	19,671,152

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 3.7%
NIKE Inc	527,375	$27,766,294
Total Common Stocks (cost $546,506,139)		724,864,773
Investment Companies – 2.9%
Money Markets – 2.9%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $21,219,119)	21,219,119	21,219,119
Total Investments (total cost $567,725,258) – 100.0%		746,083,892
Cash, Receivables and Other Assets, net of Liabilities – 0%		159,528
Net Assets – 100%		$746,243,420

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$723,814,532	97.0%
Netherlands	13,657,915	1.8
China	8,611,445	1.2

Total	$746,083,892	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Collateral Fund LLC	—	127,369,705	(127,369,705)	—	$—	$102,455(1)	$—
Janus Cash Liquidity Fund LLC	24,691,025	164,866,094	(168,338,000)	21,219,119	—	59,942	21,219,119

Total					$—	$162,397	$21,219,119
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 724,864,773	$ -	$ -
Investment Companies	-	21,219,119	-
Total Assets	$ 724,864,773	$ 21,219,119	$ -

Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of September 30, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 567,892,539	$187,850,284	$ (9,658,931)	$ 178,191,353

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen Global Allocation Portfolio - Moderate

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 8.0%
Janus Diversified Alternatives Fund - Class N Shares	69,022	$702,647
Equity Funds – 62.2%
INTECH International Managed Volatility Fund - Class I Shares	80,000	647,200
INTECH U.S. Managed Volatility Fund - Class N Shares	79,312	765,363
Janus Adaptive Global Allocation Fund - Class N Shares	45,090	438,273
Janus Asia Equity Fund - Class I Shares	2,747	26,125
Janus Aspen Global Research Portfolio - Institutional Shares	2,620	107,851
Janus Contrarian Fund - Class I Shares	4,899	91,176
Janus Emerging Markets Fund - Class I Shares	23,514	197,515
Janus Forty Fund - Class N Shares	4,998	154,530
Janus Fund - Class N Shares	4,195	150,592
Janus Global Real Estate Fund - Class I Shares	23,481	257,115
Janus Global Select Fund - Class I Shares	5,746	74,354
Janus International Equity Fund - Class N Shares	82,951	945,643
Janus Overseas Fund - Class N Shares	9,128	242,353
Janus Triton Fund - Class N Shares	9,591	233,742
Janus Twenty Fund - Class D Shares	2,222	121,295
Perkins Large Cap Value Fund - Class N Shares	50,621	812,467
Perkins Small Cap Value Fund - Class N Shares	9,905	206,906
		5,472,500
Fixed Income Funds – 29.8%
Janus Global Bond Fund - Class N Shares	226,887	2,246,182
Janus Short-Term Bond Fund - Class N Shares	124,230	377,660
		2,623,842
Total Investments (total cost $8,746,630) – 100.0%		8,798,989
Cash, Receivables and Other Assets, net of Liabilities – 0%		816
Net Assets – 100%		$8,799,805

Notes to Schedule of Investments (unaudited)

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

INTECH International Managed Volatility Fund - Class I Shares
105,740	8,461	(34,201)	80,000	$(30,644)	$—	$647,200
INTECH U.S. Managed Volatility Fund - Class N Shares
104,839	8,388	(33,915)	79,312	(64,579)	—	765,363
Janus Adaptive Global Allocation Fund - Class N Shares
59,602	4,768	(19,280)	45,090	(5,693)	—	438,273
Janus Asia Equity Fund - Class I Shares
3,628	289	(1,170)	2,747	(683)	—	26,125
Janus Aspen Global Research Portfolio - Institutional Shares
3,436	299	(1,115)	2,620	888	937	107,851
Janus Contrarian Fund - Class I Shares
6,478	517	(2,096)	4,899	(5,129)	—	91,176
Janus Diversified Alternatives Fund - Class N Shares
91,237	7,300	(29,515)	69,022	(1,123)	—	702,647
Janus Emerging Markets Fund - Class I Shares
31,079	2,487	(10,052)	23,514	(7,964)	—	197,515
Janus Forty Fund - Class N Shares
6,605	529	(2,136)	4,998	(13,440)	—	154,530

Share			Share
Balance			Balance	Realized	Dividend	Value
at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16
Janus Fund - Class N Shares
5,545	443	(1,793)	4,195	$(4,704)	$—	$150,592
Janus Global Bond Fund - Class N Shares
295,375	27,777	(96,265)	226,887	(39,619)	37,315	2,246,182
Janus Global Real Estate Fund - Class I Shares
30,702	2,738	(9,959)	23,481	(4,058)	2,952	257,115
Janus Global Select Fund - Class I Shares
7,596	608	(2,458)	5,746	(1,694)	—	74,354
Janus International Equity Fund - Class N Shares
109,645	8,773	(35,467)	82,951	(56,708)	—	945,643
Janus Overseas Fund - Class N Shares
12,065	965	(3,902)	9,128	(24,964)	—	242,353
Janus Short-Term Bond Fund - Class N Shares
162,534	14,508	(52,812)	124,230	(1,413)	4,391	377,660
Janus Triton Fund - Class N Shares
12,678	1,014	(4,101)	9,591	(2,643)	—	233,742
Janus Twenty Fund - Class D Shares
2,937	235	(950)	2,222	(5,585)	—	121,295
Perkins Large Cap Value Fund - Class N Shares
66,912	5,354	(21,645)	50,621	(31,762)	—	812,467
Perkins Small Cap Value Fund - Class N Shares
13,093	1,048	(4,236)	9,905	(20,560)	—	206,906

Total				$(322,077)	$45,595	$8,798,989

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies
Alternative Funds	$ 702,647	$ -	$ -
Equity Funds	5,472,500	-	-
Fixed Income Funds	2,623,842	-	-
Total Assets	$ 8,798,989	$ -	$ -

Significant Accounting Policies

Janus Aspen Global Allocation Portfolio - Moderate (the “Portfolio”) is a series fund. The Portfolio operates as a “fund of funds,” meaning substantially all of the Portfolio’s assets will be invested in other Janus funds (the “underlying funds”). The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks total return through growth of capital and income. The Portfolio is classified as diversified, as defined in the 1940 Act.

Underlying Funds

The Portfolio invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Portfolio has a target allocation, which is how the Portfolio's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Portfolio's asset class allocations generally will vary over short-term periods. The Portfolio's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Portfolio’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Portfolio’s shareholders.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Portfolio’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Portfolio invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

The Portfolio classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Transactions with Affiliates

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,919,754	$ 191,703	$ (312,468)	$ (120,765)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen Global Research Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 99.2%
Aerospace & Defense – 2.3%
Northrop Grumman Corp	27,509	$5,885,551
Safran SA	136,852	9,837,616
		15,723,167
Airlines – 0.9%
United Continental Holdings Inc*	111,557	5,853,396
Auto Components – 0.4%
NGK Spark Plug Co Ltd	137,500	2,396,316
Banks – 5.0%
BNP Paribas SA	99,732	5,127,128
HDFC Bank Ltd	227,284	5,006,052
ING Groep NV	450,111	5,556,177
JPMorgan Chase & Co	83,307	5,547,413
Lloyds Banking Group PLC	4,808,896	3,399,493
Mitsubishi UFJ Financial Group Inc	1,044,800	5,204,936
US Bancorp	98,198	4,211,712
		34,052,911
Beverages – 3.4%
Coca-Cola Co	256,404	10,851,017
Pernod Ricard SA	49,815	5,894,588
SABMiller PLC	111,632	6,502,680
		23,248,285
Biotechnology – 4.6%
Actelion Ltd*	20,717	3,587,932
Alder Biopharmaceuticals Inc*	70,278	2,303,010
Amgen Inc	45,274	7,552,156
Biogen Inc*	12,801	4,007,097
Celgene Corp*	58,224	6,086,155
Ironwood Pharmaceuticals Inc*	180,954	2,873,550
Shire PLC	73,631	4,769,040
		31,178,940
Building Products – 1.0%
Geberit AG	15,269	6,688,048
Capital Markets – 4.8%
Blackstone Group LP	187,624	4,790,041
Brookfield Asset Management Inc	131,027	4,609,530
E*TRADE Financial Corp*	171,233	4,986,305
Intercontinental Exchange Inc	22,035	5,935,348
London Stock Exchange Group PLC	118,361	4,294,777
S&P Global Inc	41,553	5,258,948
UBS Group AG	195,337	2,660,944
		32,535,893
Chemicals – 2.2%
Air Products & Chemicals Inc	44,305	6,660,814
Johnson Matthey PLC	75,534	3,224,335
PPG Industries Inc	49,195	5,084,795
		14,969,944
Communications Equipment – 0.4%
CommScope Holding Co Inc*	92,795	2,794,057
Construction Materials – 0.7%
Vulcan Materials Co	39,600	4,503,708
Consumer Finance – 1.1%
Synchrony Financial	260,777	7,301,756
Containers & Packaging – 1.5%
Crown Holdings Inc*	126,892	7,244,264
Sealed Air Corp	66,543	3,049,000
		10,293,264
Diversified Telecommunication Services – 0.6%
Nippon Telegraph & Telephone Corp	83,000	3,777,118
Electric Utilities – 0.9%
Brookfield Infrastructure Partners LP	170,739	5,914,399
Electrical Equipment – 2.1%
ABB Ltd*	427,939	9,610,121
Sensata Technologies Holding NV*	115,430	4,476,375
		14,086,496
Electronic Equipment, Instruments & Components – 2.4%
Amphenol Corp	83,788	5,439,517
Flex Ltd*	134,240	1,828,349
Keyence Corp	12,800	9,273,972
		16,541,838

Shares		Value
Common Stocks – (continued)
Energy Equipment & Services – 0.9%
Halliburton Co	131,565	$5,904,637
Equity Real Estate Investment Trusts (REITs) – 1.6%
American Tower Corp	45,182	5,120,476
Simon Property Group Inc	27,974	5,790,898
		10,911,374
Food & Staples Retailing – 1.1%
Kroger Co	251,445	7,462,888
Food Products – 1.7%
Associated British Foods PLC	92,491	3,116,354
Hershey Co	91,292	8,727,515
		11,843,869
Health Care Equipment & Supplies – 1.2%
Boston Scientific Corp*	347,756	8,276,593
Health Care Providers & Services – 2.3%
Aetna Inc	71,143	8,213,459
Diplomat Pharmacy Inc*	99,751	2,794,026
Universal Health Services Inc	40,038	4,933,482
		15,940,967
Hotels, Restaurants & Leisure – 1.5%
Merlin Entertainments PLC	300,942	1,714,409
Norwegian Cruise Line Holdings Ltd*	88,756	3,346,101
Starbucks Corp	88,826	4,809,040
		9,869,550
Household Durables – 0.6%
Sony Corp	124,800	4,053,323
Independent Power and Renewable Electricity Producers – 0.5%
NRG Energy Inc	298,256	3,343,450
Industrial Conglomerates – 1.1%
Honeywell International Inc	52,824	6,158,750
Seibu Holdings Inc	99,200	1,626,101
		7,784,851
Information Technology Services – 4.0%
Amdocs Ltd	38,621	2,234,225
Cognizant Technology Solutions Corp*	43,207	2,061,406
InterXion Holding NV*	49,212	1,782,459
MasterCard Inc	79,099	8,049,905
Visa Inc	87,870	7,266,849
Worldpay Group PLC	1,430,593	5,491,300
		26,886,144
Insurance – 3.3%
AIA Group Ltd	2,117,600	14,074,196
Progressive Corp	134,546	4,238,199
Prudential PLC	225,703	3,996,879
		22,309,274
Internet & Direct Marketing Retail – 2.0%
Amazon.com Inc*	8,204	6,869,291
Ctrip.com International Ltd (ADR)*	44,664	2,080,002
Priceline Group Inc*	3,006	4,423,299
		13,372,592
Internet Software & Services – 4.4%
Alibaba Group Holding Ltd (ADR)*	43,968	4,651,375
Alphabet Inc - Class C*	18,836	14,641,034
CoStar Group Inc*	12,861	2,784,792
Facebook Inc*	60,474	7,757,000
		29,834,201
Leisure Products – 0.8%
Mattel Inc	65,175	1,973,499
Polaris Industries Inc	47,060	3,644,326
		5,617,825
Machinery – 2.0%
FANUC Corp	24,600	4,127,093
Flowserve Corp	74,742	3,605,554
IMI PLC	231,128	3,216,850
Rexnord Corp*	106,639	2,283,141
		13,232,638
Media – 1.7%
Comcast Corp	97,183	6,447,120
Liberty Global PLC*	158,032	5,221,377
		11,668,497
Multiline Retail – 0.5%
Dollar Tree Inc*	44,718	3,529,592
Multi-Utilities – 1.3%
National Grid PLC	637,205	9,017,286

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 6.6%
Anadarko Petroleum Corp	108,441	$6,870,822
Canadian Natural Resources Ltd	175,131	5,599,172
Chevron Corp	81,505	8,388,495
Enterprise Products Partners LP	404,179	11,167,466
MEG Energy Corp*	231,876	1,048,197
TOTAL SA	245,261	11,616,916
		44,691,068
Personal Products – 0.8%
Estee Lauder Cos Inc	22,645	2,005,441
Unilever NV	71,378	3,293,068
		5,298,509
Pharmaceuticals – 5.0%
Bristol-Myers Squibb Co	48,372	2,608,218
Eli Lilly & Co	43,432	3,485,852
Indivior PLC	477,226	1,895,521
Mallinckrodt PLC*	83,941	5,857,403
Pfizer Inc	293,025	9,924,757
Sanofi	57,999	4,406,389
Sawai Pharmaceutical Co Ltd	30,900	2,188,204
Teva Pharmaceutical Industries Ltd (ADR)	71,150	3,273,611
		33,639,955
Professional Services – 0.9%
Verisk Analytics Inc*	73,147	5,945,388
Real Estate Management & Development – 0.8%
Jones Lang LaSalle Inc	48,193	5,483,881
Road & Rail – 1.5%
Canadian Pacific Railway Ltd	66,716	10,181,336
Semiconductor & Semiconductor Equipment – 2.0%
ASML Holding NV	19,220	2,108,930
NXP Semiconductors NV*	32,741	3,339,909
Taiwan Semiconductor Manufacturing Co Ltd	1,385,000	8,064,658
		13,513,497
Software – 4.1%
Activision Blizzard Inc	113,619	5,033,322
Adobe Systems Inc*	45,596	4,948,990
Constellation Software Inc/Canada	6,913	3,116,700
Nintendo Co Ltd	7,100	1,863,058
salesforce.com Inc*	47,596	3,395,023
SS&C Technologies Holdings Inc	168,089	5,404,061
Ultimate Software Group Inc*	18,851	3,852,956
		27,614,110
Specialty Retail – 1.4%
L'Occitane International SA	2,153,975	4,293,398
Lowe's Cos Inc	68,549	4,949,923
		9,243,321
Technology Hardware, Storage & Peripherals – 2.3%
Apple Inc	61,652	6,969,759
Samsung Electronics Co Ltd	5,938	8,616,894
		15,586,653
Textiles, Apparel & Luxury Goods – 2.9%
Cie Financiere Richemont SA	35,708	2,176,600
Gildan Activewear Inc	164,617	4,601,045
NIKE Inc	149,005	7,845,113
Samsonite International SA	1,643,619	5,276,568
		19,899,326
Tobacco – 1.1%
British American Tobacco PLC	121,836	7,783,888
Trading Companies & Distributors – 1.4%
Brenntag AG	169,584	9,258,158
Wireless Telecommunication Services – 1.6%
T-Mobile US Inc*	116,972	5,464,932
Tower Bersama Infrastructure Tbk PT	3,446,200	1,611,238
Vodafone Group PLC	1,272,054	3,655,470
		10,731,640
Total Common Stocks (cost $582,379,180)		671,589,817
Investment Companies – 0.9%
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $6,285,000)	6,285,000	6,285,000
Total Investments (total cost $588,664,180) – 100.1%		677,874,817
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(553,975)
Net Assets – 100%		$677,320,842

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$402,323,060	59.3%
United Kingdom	62,078,282	9.2
France	41,176,035	6.1
Canada	35,070,379	5.2
Japan	34,510,121	5.1
Switzerland	24,723,645	3.6
Hong Kong	19,350,764	2.8
Netherlands	16,080,543	2.4
Germany	9,258,158	1.4
South Korea	8,616,894	1.3
Taiwan	8,064,658	1.2
China	6,731,377	1.0
India	5,006,052	0.7
Israel	3,273,611	0.5
Indonesia	1,611,238	0.2

Total	$677,874,817	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Collateral Fund LLC	1,880,835	33,937,077	(35,817,912)	—	$—	$41,812(1)	$—
Janus Cash Liquidity Fund LLC	1,804,000	51,645,004	(47,164,004)	6,285,000	—	2,757	6,285,000

Total					$—	$44,569	$6,285,000
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 671,589,817	$ -	$ -
Investment Companies	-	6,285,000	-
Total Assets	$ 671,589,817	$ 6,285,000	$ -

Significant Accounting Policies

Janus Aspen Global Research Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of September 30, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 588,624,099	$122,239,077	$(32,988,359)	$ 89,250,718

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-

owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 0.3%
Teledyne Technologies Inc*	6,807	$734,680
Communications Equipment – 1.3%
CommScope Holding Co Inc*	115,421	3,475,326
Diversified Telecommunication Services – 0.4%
SBA Communications Corp*	8,573	961,548
Electronic Equipment, Instruments & Components – 7.7%
Amphenol Corp	149,134	9,681,779
Belden Inc	29,044	2,003,746
Flex Ltd*	147,082	2,003,257
National Instruments Corp	93,751	2,662,528
TE Connectivity Ltd	53,781	3,462,421
		19,813,731
Equity Real Estate Investment Trusts (REITs) – 4.2%
American Tower Corp	71,582	8,112,388
Equinix Inc	7,687	2,769,242
		10,881,630
Household Durables – 1.3%
Sony Corp	108,100	3,510,931
Information Technology Services – 4.4%
Accenture PLC	23,070	2,818,462
Amdocs Ltd	45,630	2,639,695
Cognizant Technology Solutions Corp*	44,852	2,139,889
Gartner Inc*	29,387	2,599,280
InterXion Holding NV*	31,037	1,124,160
		11,321,486
Internet & Direct Marketing Retail – 6.4%
Amazon.com Inc*	3,644	3,051,158
Ctrip.com International Ltd (ADR)*	73,061	3,402,451
Etsy Inc*	108,593	1,550,708
JD.com Inc (ADR)*,#	25,182	656,998
MakeMyTrip Ltd*	31,739	749,040
Netflix Inc*	21,145	2,083,840
Priceline Group Inc*	3,350	4,929,491
		16,423,686
Internet Software & Services – 24.1%
Alibaba Group Holding Ltd (ADR)*,#	61,344	6,489,582
Alphabet Inc - Class C*	30,134	23,422,857
Care.com Inc*	55,948	557,242
ChannelAdvisor Corp*	84,691	1,095,055
CoStar Group Inc*	11,174	2,419,506
Envestnet Inc*	40,687	1,483,041
Facebook Inc*	57,108	7,325,243
Instructure Inc*	22,123	561,261
Mail.Ru Group Ltd (GDR)*	29,075	509,975
MercadoLibre Inc	15,395	2,847,613
Okta Inc*,§	77,511	931,333
Shutterstock Inc*,#	35,491	2,260,777
SPS Commerce Inc*	23,426	1,719,703
Tencent Holdings Ltd	232,700	6,390,384
Zillow Group Inc - Class A*,#	48,937	1,685,880
Zillow Group Inc - Class C*,#	70,044	2,427,025
		62,126,477
Media – 1.5%
Walt Disney Co	41,603	3,863,255
Professional Services – 1.5%
CEB Inc	14,467	788,017
IHS Markit Ltd*	33,482	1,257,249
Verisk Analytics Inc*	21,426	1,741,505
		3,786,771
Semiconductor & Semiconductor Equipment – 14.3%
Analog Devices Inc	19,201	1,237,504
ASML Holding NV	19,932	2,187,055
KLA-Tencor Corp	10,800	752,868
Lam Research Corp#	19,175	1,816,064
Maxim Integrated Products Inc	33,738	1,347,158
Microchip Technology Inc	113,342	7,043,072
NXP Semiconductors NV*	36,175	3,690,212
ON Semiconductor Corp*	203,099	2,502,180
QUALCOMM Inc	68,827	4,714,649

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Taiwan Semiconductor Manufacturing Co Ltd	1,223,000	$7,121,355
Texas Instruments Inc	24,426	1,714,217
Xilinx Inc	53,898	2,928,817
		37,055,151
Software – 23.0%
Activision Blizzard Inc	94,959	4,206,684
Adobe Systems Inc*	54,753	5,942,891
Apptio Inc*,§	25,738	502,663
Apptio Inc*	20,916	453,877
Aspen Technology Inc*	19,268	901,550
Atlassian Corp PLC*	20,470	613,486
Blackbaud Inc	21,601	1,433,010
Cadence Design Systems Inc*	213,181	5,442,511
Constellation Software Inc/Canada	5,652	2,548,183
Globant SA*	12,782	538,378
Guidewire Software Inc*	17,613	1,056,428
Lyft Inc*,§	15,260	408,799
Microsoft Corp	177,910	10,247,616
Nexon Co Ltd	44,700	694,373
Nice Ltd (ADR)	26,106	1,747,536
Nintendo Co Ltd	7,532	1,976,416
PROS Holdings Inc*	72,095	1,630,068
salesforce.com Inc*	66,425	4,738,095
ServiceNow Inc*	19,458	1,540,101
SS&C Technologies Holdings Inc	79,021	2,540,525
Tyler Technologies Inc*	10,852	1,858,188
Ultimate Software Group Inc*	10,514	2,148,956
Workday Inc*	43,037	3,946,063
Zendesk Inc*	72,092	2,213,945
		59,330,342
Technology Hardware, Storage & Peripherals – 7.0%
Apple Inc†	94,409	10,672,937
Samsung Electronics Co Ltd	5,131	7,445,821
		18,118,758
Wireless Telecommunication Services – 0.7%
SoftBank Group Corp	28,900	1,859,018
Total Common Stocks (cost $193,265,849)		253,262,790
Preferred Stocks – 0.2%
Electronic Equipment, Instruments & Components – 0.2%
Belden Inc, 6.7500% (cost $580,000)	5,800	582,494
Investment Companies – 3.1%
Investments Purchased with Cash Collateral from Securities Lending – 2.1%
Janus Cash Collateral Fund LLC, 0.3951%ºº,£	5,424,175	5,424,175
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	2,472,572	2,472,572
Total Investment Companies (cost $7,896,747)		7,896,747
Total Investments (total cost $201,742,596) – 101.4%		261,742,031
Securities Sold Short – (0.6)%
Common Stocks Sold Short – (0.6)%
Communications Equipment – (0.2)%
Arista Networks Inc*	2,330	(198,236)
Palo Alto Networks Inc*	1,342	(213,821)
		(412,057)
Household Durables – (0.1)%
Nikon Corp	15,600	(231,407)
Internet Software & Services – (0.2)%
NetEase Inc (ADR)	1,278	(307,717)
Talend SA (ADR)*	8,035	(210,196)
		(517,913)
Semiconductor & Semiconductor Equipment – (0.1)%
Synaptics Inc*	3,824	(224,010)
Total Securities Sold Short (proceeds $1,348,461)		(1,385,387)
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(2,164,255)
Net Assets – 100%		$258,192,389

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$207,229,428	79.2%
China	16,939,415	6.5
Japan	8,040,738	3.1
South Korea	7,445,821	2.8
Taiwan	7,121,355	2.7
Netherlands	7,001,427	2.7
Canada	2,548,183	1.0
Israel	1,747,536	0.6
United Kingdom	1,257,249	0.5
India	749,040	0.3
Australia	613,486	0.2
Argentina	538,378	0.2
Russia	509,975	0.2

Total	$261,742,031	100.0%

Summary of Investments by Country - (Short Positions) (unaudited)

		% of
		Securities
Country	Value	Sold Short
United States	$(636,067)	45.9%
China	(307,717)	22.2
Japan	(231,407)	16.7
France	(210,196)	15.2

Total	(1,385,387)	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Japanese Yen	11/10/16	109,682,000	$1,083,649	$(2,542)
Citibank NA:
Japanese Yen	10/13/16	13,000,000	128,274	812
Japanese Yen	10/13/16	83,921,000	828,069	(6,921)

			956,343	(6,109)
HSBC Securities (USA), Inc.:
Japanese Yen	10/13/16	29,900,000	295,031	(3,235)
JPMorgan Chase & Co.:
Japanese Yen	11/10/16	208,920,000	2,064,111	(2,688)
RBC Capital Markets Corp.:
British Pound	10/27/16	243,000	315,062	3,815
Japanese Yen	10/27/16	149,000,000	1,471,227	9,567

			1,786,289	13,382
Total			$6,185,423	$(1,192)

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
JPMorgan Chase & Co.	Netflix Inc	26	$85.00	10/16	$4,472	$2,179	$(2,293)
JPMorgan Chase & Co.	Netflix Inc	26	90.00	10/16	7,852	3,065	(4,787)
Morgan Stanley & Co.	Workday Inc	31	82.50	12/16	7,812	868	(6,944)
Total		83			$20,136	$6,112	$(14,024)

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $8,060,465.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

#	Loaned security; a portion of the security is on loan at September 30, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Collateral Fund LLC	10,086,821	71,972,782	(76,635,428)	5,424,175	$—	$124,659(1)	$5,424,175
Janus Cash Liquidity Fund LLC	2,643,876	106,425,253	(106,596,557)	2,472,572	—	9,492	2,472,572

Total					$—	$134,151	$7,896,747
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apptio Inc	5/2/13	$584,114	$502,663	0.2%
Lyft Inc	12/17/15	408,799	408,799	0.1
Okta Inc	5/23/14	612,947	931,333	0.4
Total		$1,605,860	$1,842,795	0.7%

The Portfolio has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Internet Software & Services	$ 61,195,144	$ -	$ 931,333
Software	58,418,880	502,663	408,799
All Other	131,805,971	-	-
Preferred Stocks	-	582,494	-
Investment Companies	-	7,896,747	-
Total Investments in Securities	$ 251,419,995	$ 8,981,904	$ 1,340,132
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 14,194	$ -
Total Assets	$ 251,419,995	$ 8,996,098	$ 1,340,132

Liabilities
Investments in Securities Sold Short:
Common Stocks	$ 1,385,387	$ -	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 15,386	$ -
Options Written, at Value	-	14,024	-
Total Liabilities	$ 1,385,387	$ 29,410	$ -

(a) Other financial instruments include forward currency, futures, written options, written swaptions and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaption and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-

dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio did not hold a significant amount of Level 3 securities as of September 30, 2016.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $548,114 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2016 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period ended September 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $5,090,690.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the period, the Portfolio wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended September 30, 2016, the average ending monthly market value amounts on written call and put options are $1,061 and $6,075, respectively.

Written option activity for the period ended September 30, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2015	295	$ 47,325
Options written	214	45,811
Options closed	(220)	(30,400)
Options expired	(176)	(40,770)
Options exercised	(30)	(1,830)
Options outstanding at September 30, 2016	83	$ 20,136

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Short Sales

The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 202,408,198	$60,724,531	$ (1,390,698)	$ 59,333,833

Information on the tax components of securities sold short as of September 30, 2016 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (1,348,461)	$ (177,768)	$ 140,842	$ (36,926)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen Global Unconstrained Bond Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.6%
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	$2,740	$2,673
Banc of America Funding 2006-7 Trust, 6.0000%, 9/25/36†,‡	3,479	3,292
Credit Suisse First Boston Mortgage Securities Corp, 5.5000%, 12/25/34†	102,732	101,116
Fannie Mae REMICS, 5.4747%, 3/25/39‡,¤	173,052	16,395
Fannie Mae REMICS, 5.5247%, 5/25/39‡,¤	221,674	23,191
Fannie Mae REMICS, 6.0247%, 5/25/39‡,¤	359,616	40,004
Fannie Mae REMICS, 5.6247%, 3/25/40‡,¤	119,349	14,800
Fannie Mae REMICS, 6.0247%, 7/25/42‡,¤	71,634	12,827
Fannie Mae REMICS, 5.6247%, 11/25/42‡,¤	109,040	20,841
Fannie Mae REMICS, 5.6247%, 7/25/43‡,¤	145,376	19,439
Fannie Mae REMICS, 5.0747%, 5/25/45‡,¤	189,693	29,422
Freddie Mac REMICS, 5.5257%, 4/15/39‡,¤	128,226	13,578
Freddie Mac REMICS, 6.0257%, 3/15/41‡,¤	18,938	2,846
Freddie Mac REMICS, 6.0257%, 5/15/42‡,¤	42,534	8,516
Freddie Mac REMICS, 5.6257%, 12/15/44‡,¤	141,296	25,949
Government National Mortgage Association, 3.5000%, 12/20/39¤	135,288	6,366
Government National Mortgage Association, 6.0682%, 12/20/39‡,¤	66,033	6,988
Government National Mortgage Association, 5.1182%, 10/20/45‡,¤	73,484	10,435
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	27,762	27,073
Morgan Stanley Mortgage Loan Trust 2006-2, 5.7500%, 2/25/36†	189,095	178,763
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $588,860)		564,514
Corporate Bonds – 48.7%
Banking – 4.1%
Ally Financial Inc, 3.2500%, 2/13/18†	120,000	121,200
Ally Financial Inc, 3.6000%, 5/21/18	7,000	7,105
Ally Financial Inc, 8.0000%, 12/31/18†	25,000	27,562
Astoria Financial Corp, 5.0000%, 6/19/17	17,000	17,332
Bank of America Corp, 0.9334%, 10/14/16‡	5,000	5,000
BNP Paribas SA, 1.2500%, 12/12/16	3,000	3,001
Mizuho Bank Ltd/NY, 0.9093%, 12/7/16‡	10,000	10,005
Synovus Financial Corp, 5.1250%, 6/15/17	9,000	9,135
Toll Road Investors Partnership II LP, 0%, 2/15/43 (144A)†,◊,§	100,000	22,727
Toronto-Dominion Bank/NY, 1.0732%, 2/1/17‡	4,000	4,002
Wells Fargo & Co, 1.1393%, 6/2/17†,‡	35,000	35,004
Zions Bancorporation, 4.5000%, 3/27/17	8,000	8,071
		270,144
Basic Industry – 0.7%
BHP Billiton Finance USA Ltd, 1.6250%, 2/24/17	7,000	7,011
Glencore Finance Canada Ltd, 5.8000%, 11/15/16	2,000	2,007
PPG Industries Inc, 6.6500%, 3/15/18	2,000	2,142
Reliance Steel & Aluminum Co, 6.2000%, 11/15/16†	32,000	32,140
		43,300
Capital Goods – 0.8%
CNH Industrial Capital LLC, 6.2500%, 11/1/16	14,000	14,042
Stanley Black & Decker Inc, 2.4510%, 11/17/18†	38,000	38,824
		52,866
Communications – 0.7%
CenturyLink Inc, 6.0000%, 4/1/17	4,000	4,080
CenturyLink Inc, 5.1500%, 6/15/17†	2,000	2,040
Qwest Corp, 6.5000%, 6/1/17†	40,000	41,200
		47,320
Consumer Cyclical – 5.8%
American Honda Finance Corp, 1.1250%, 10/7/16	2,000	2,000
Dillard's Inc, 6.6250%, 1/15/18†	5,000	5,281
Dillard's Inc, 7.1300%, 8/1/18	12,000	13,050
Ford Motor Credit Co LLC, 6.6250%, 8/15/17†	100,000	104,363
Ford Motor Credit Co LLC, 2.9430%, 1/8/19†	200,000	204,839
General Motors Financial Co Inc, 2.6250%, 7/10/17	21,000	21,167
Lennar Corp, 12.2500%, 6/1/17	2,000	2,132
Lennar Corp, 4.5000%, 11/15/19†	12,000	12,645
Meritage Homes Corp, 4.5000%, 3/1/18	16,000	16,360
		381,837
Consumer Non-Cyclical – 1.7%
Constellation Brands Inc, 7.2500%, 5/15/17†	8,000	8,270
Tesco PLC, 5.5000%, 11/15/17 (144A)†	100,000	103,616
		111,886
Electric – 1.2%
Dominion Resources Inc/VA, 1.6000%, 8/15/19	16,000	15,970
DPL Inc, 6.5000%, 10/15/16	3,000	3,004
Duke Energy Corp, 2.1500%, 11/15/16	2,000	2,002

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Electric – (continued)
Southern Power Co, 1.8500%, 12/1/17†	$27,000	$27,172
TransAlta Corp, 1.9000%, 6/3/17†	32,000	32,023
		80,171
Energy – 11.5%
Anadarko Holding Co, 7.0500%, 5/15/18	10,000	10,598
Anadarko Petroleum Corp, 6.3750%, 9/15/17	5,000	5,213
Boardwalk Pipelines LP, 5.8750%, 11/15/16	2,000	2,009
Boardwalk Pipelines LP, 5.5000%, 2/1/17	17,000	17,162
Boardwalk Pipelines LP, 5.2000%, 6/1/18	18,000	18,310
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	8,000	8,187
Devon Energy Corp, 1.3903%, 12/15/16‡	2,000	1,998
FMC Technologies Inc, 2.0000%, 10/1/17	17,000	16,934
Hess Corp, 1.3000%, 6/15/17	16,000	16,000
Kinder Morgan Inc/DE, 7.0000%, 6/15/17	19,000	19,662
Marathon Oil Corp, 6.0000%, 10/1/17†	35,000	36,191
Marathon Oil Corp, 5.9000%, 3/15/18	3,000	3,135
Marathon Petroleum Corp, 2.7000%, 12/14/18	14,000	14,302
Murphy Oil Corp, 3.5000%, 12/1/17†	54,000	54,937
Noble Holding International Ltd, 5.2500%, 3/16/18†	13,000	12,805
Northwest Pipeline LLC, 5.9500%, 4/15/17†	28,000	28,532
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	4,000	4,258
Plains All American Pipeline LP / PAA Finance Corp, 6.1250%, 1/15/17†	2,000	2,024
Sabine Pass LNG LP, 7.5000%, 11/30/16†	305,000	307,287
Sabine Pass LNG LP, 7.5000%, 11/30/16 (144A)†	43,000	43,322
Southern Natural Gas Co LLC, 5.9000%, 4/1/17 (144A)	16,000	16,341
Spectra Energy Capital LLC, 6.2000%, 4/15/18	19,000	20,097
Tennessee Gas Pipeline Co LLC, 7.5000%, 4/1/17†	53,000	54,458
Transocean Inc, 6.8000%, 12/15/16†	28,000	28,131
Williams Partners LP / Williams Partners Finance Corp, 7.2500%, 2/1/17	9,000	9,165
		751,058
Finance Companies – 3.0%
Aircastle Ltd, 6.7500%, 4/15/17†	50,000	51,000
Aviation Capital Group Corp, 4.6250%, 1/31/18 (144A)†	47,000	48,704
CIT Group Inc, 5.0000%, 5/15/17†	49,000	49,919
CIT Group Inc, 4.2500%, 8/15/17†	30,000	30,562
International Lease Finance Corp, 8.7500%, 3/15/17	18,000	18,517
		198,702
Financial Institutions – 4.7%
Icahn Enterprises LP / Icahn Enterprises Finance Corp, 3.5000%, 3/15/17†	109,000	109,131
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)†	200,000	201,895
		311,026
Insurance – 1.3%
Aetna Inc, 1.4907%, 12/8/17†,‡	83,000	83,197
Owned No Guarantee – 3.5%
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)†	200,000	202,005
Petroleos Mexicanos, 5.5000%, 2/4/19 (144A)	25,000	26,362
		228,367
Real Estate Investment Trusts (REITs) – 3.3%
Highwoods Realty LP, 5.8500%, 3/15/17†	210,000	213,774
Technology – 6.1%
EMC Corp, 1.8750%, 6/1/18†	225,000	221,439
Fidelity National Information Services Inc, 2.8500%, 10/15/18†	52,000	53,365
Jabil Circuit Inc, 8.2500%, 3/15/18	12,000	13,064
Juniper Networks Inc, 3.1250%, 2/26/19	19,000	19,507
Lexmark International Inc, 6.6500%, 6/1/18†	86,000	91,206
		398,581
Transportation – 0.3%
Kansas City Southern, 1.4430%, 10/28/16‡	8,000	8,000
Ryder System Inc, 2.5000%, 3/1/17	11,000	11,041
		19,041
Total Corporate Bonds (cost $3,160,724)		3,191,270
Foreign Government Bonds – 5.9%
Argentine Republic Government International Bond, 8.7500%, 6/2/17	69,000	71,829
Argentine Republic Government International Bond, 6.2500%, 4/22/19 (144A)†	150,000	159,075
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	150,000	154,875
Total Foreign Government Bonds (cost $371,295)		385,779
Inflation-Indexed Bonds – 2.4%
Mexican Udibonos, 4.5000%, 12/4/25 (cost $162,942)	2,639,036	156,154
Common Stocks – 17.8%
Airlines – 0.3%
Virgin America Inc*	324	17,337
Beverages – 9.5%
SABMiller PLC†	8,934	520,251

Shares or Principal Amounts		Value
Common Stocks – (continued)
Beverages – (continued)
SABMiller PLC (ADR)	1,797	$104,388
		624,639
Chemicals – 0.8%
Valspar Corp†	493	52,292
Food & Staples Retailing – 0.2%
Rite Aid Corp*	1,836	14,119
Gas Utilities – 0%
Piedmont Natural Gas Co Inc	57	3,422
Insurance – 0.4%
Fidelity & Guaranty Life	1,215	28,176
Internet Software & Services – 5.2%
LinkedIn Corp*,†	1,776	339,429
Mortgage Real Estate Investment Trusts (REITs) – 0.5%
American Capital Agency Corp	475	9,281
Annaly Capital Management Inc	383	4,021
Capstead Mortgage Corp	1,753	16,531
		29,833
Semiconductor & Semiconductor Equipment – 0.1%
SunEdison Semiconductor Ltd*	274	3,121
Trina Solar Ltd (ADR)*	299	3,062
		6,183
Software – 0.8%
Dell Technologies Inc - VMware Inc*	1,057	50,525
Total Common Stocks (cost $1,184,879)		1,165,955
Investment Companies – 7.3%
Closed-End Funds – 2.1%
Aberdeen Asia-Pacific Income Fund Inc	381	1,951
BlackRock Credit Allocation Income Trust	368	4,913
BlackRock Taxable Municipal Bond Trust	1,524	36,530
Cohen & Steers Closed-End Opportunity Fund Inc	600	7,374
Cohen & Steers Infrastructure Fund Inc	229	4,933
Cohen & Steers REIT and Preferred Income Fund Inc	544	10,962
Duff & Phelps Global Utility Income Fund Inc	501	8,557
Eaton Vance Limited Duration Income Fund	318	4,360
First Trust Intermediate Duration Preferred & Income Fund	348	8,122
Gabelli Dividend & Income Trust	215	4,130
Invesco Trust for Investment Grade Municipals	31	437
Nuveen Build America Bond Fund	664	15,060
Nuveen Build America Bond Opportunity Fund	603	13,754
Nuveen Enhanced AMT-Free Municipal Credit Opportunities Fund	81	1,302
Nuveen Preferred Income Opportunities Fund	232	2,325
Nuveen Preferred Securities Income Fund	167	1,602
PIMCO Dynamic Credit and Mortgage Income Fund	118	2,406
Reaves Utility Income Fund	354	10,818
		139,536
Exchange-Traded Funds (ETFs) – 1.4%
iShares US Preferred Stock†	2,234	88,243
PowerShares Variable Rate Preferred Portfolio	186	4,745
		92,988
Money Markets – 3.8%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	248,578	248,578
Total Investment Companies (cost $473,870)		481,102
Total Investments (total cost $5,942,570) – 90.7%		5,944,774
Cash, Receivables and Other Assets, net of Liabilities – 9.3%		609,682
Net Assets – 100%		$6,554,456

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,162,221	70.0%
United Kingdom	741,060	12.5
Argentina	385,779	6.5
China	205,067	3.4
Netherlands	201,895	3.4
Mexico	182,516	3.1
Canada	44,212	0.7
Japan	10,005	0.2
Australia	7,011	0.1

France	3,001	0.1
Switzerland	2,007	0.0

Total	$5,944,774	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	10/24/16	19,000	$24,633	$402
British Pound	10/24/16	(19,000)	(24,633)	(757)
Euro	10/24/16	(175,000)	(196,766)	231
Japanese Yen	10/6/16	13,031,000	128,536	1,304

			(68,230)	1,180
Citibank NA:
Japanese Yen	10/7/16	8,112,000	80,020	741
JPMorgan Chase & Co.:
British Pound	10/24/16	699,000	906,232	9,259
British Pound	10/24/16	(162,000)	(210,028)	(298)
Euro	10/24/16	175,000	196,765	(1)
Japanese Yen	10/4/16	11,453,000	112,960	688
Japanese Yen	10/5/16	9,785,000	96,513	923
Mexican Peso	10/24/16	3,014,000	155,118	6,175

			1,257,560	16,746
Morgan Stanley:
British Pound	10/24/16	(58,000)	(75,195)	(51)
Total			$1,194,155	$18,616

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
CME E-mini S&P 500 European Future	7	$2,190.00	10/16	$1,769	$(1,031)	$(2,800)
	7			1,769	(1,031)	(2,800)
Written Put Options:
10-Year US Treasury Note Future	4	129.00	10/16	931	743	(188)
US Long Bond Future	1	166.00	10/16	451	(299)	(750)
	5			1,382	444	(938)
Total	12			$3,151	$(587)	$(3,738)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Put Options:
Euro-Bund Future	1	162.00	EUR	10/16	$346	$-

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:
JPMorgan Chase & Co.	VMware Inc	4	$70.00	1/17	$2,320	$(67)	$(2,387)
		4			2,320	(67)	(2,387)
Written Put Options:
Bank of America	JPY Currency	326,118	98.00	10/16	1,875	1,591	(284)
		326,118			1,875	1,591	(284)
Total		326,122			$4,195	$1,524	$(2,671)

Schedule of OTC Written Interest Rate Swaptions
Counterparty/ Description	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount		Premiums Received	Unrealized Appreciation/ (Depreciation)	Swaptions Written, at Value
Written Call Swaptions:
Citigroup Global Markets:
Interest Rate Swap maturing 11/9/26	Receive	3-Month CAD CDOR	1.20%	11/9/16	$ 164,000	CAD	$ 516	$ (89)	$ (605)
Interest Rate Swap maturing 11/14/26	Receive	3-Month CAD CDOR	1.25	11/14/16	164,000	CAD	460	(515)	(975)
							$ 976	$ (604)	$ (1,580)

Schedule of OTC Written Credit Default Swaptions
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions - Buy Protection:
Bank of America:
CDX NA.HY.S26	Credit Default Swap maturing 6/20/21	5.00%	12/21/16	$327,000	$1,995	$(1,005)	$(3,000)
Barclays Capital, Inc.:
CDX NA.HY.S26	Credit Default Swap maturing 6/20/21	5.00	12/21/16	164,000	886	(618)	(1,504)
					$2,881	$(1,623)	$(4,504)

Schedule of Centrally Cleared Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)
Pay	Mexico Interbank TIE 28 Day	7.1400%	2/18/26	3,284,000	MXN	$ 750	$1,495	$(165)
Pay	Mexico Interbank TIE 28 Day	6.8600%	6/19/26	3,028,000	MXN	750	(457)	(143)
						$1,500	$1,038	$(308)

Schedule of OTC Interest Rate Swaps
Outstanding
Counterparty/					Unrealized	Swap Contracts,
Pay/Receive	Floating	Fixed	Maturity	Notional	Appreciation/	at Value
Floating Rate	Rate	Rate	Date	Amount	(Depreciation)	Asset/(Liability)

Goldman Sachs International:

Receive	CPI Urban Consumers NSA	1.6625%	3/31/21	$379,000	$$2,018	$2,018

Schedule of OTC Credit Default Swaps - Buy Protection
Outstanding
				Premiums	Unrealized	Swap Contacts,
Counterparty/	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rate	Date	Amount	(Received)	(Depreciation)	Asset/(Liability)
Citigroup Global Markets:
Talen Energy Supply LLC	1.00%	12/20/16	$15,000	$243	$(224)	$19

Schedule of OTC Credit Default Swaps - Sell Protection(1)
							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contracts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)

BNP Paribas:
Foreign Government Bonds
People's Republic of China	AA-	1.00%	3/20/20	$500,000	$1,824	$3,384	$5,208
Citigroup Global Markets:
Credit Default Swap Index
MCDX.NA.24(3)	N/A	1.00	6/20/20	59,000	137	568	705

Foreign Government Bonds
People's Republic of China	AA-	1.00	3/20/20	250,000	1,918	686	2,604
Goldman Sachs International:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	250,000	5,119	(1,366)	3,753
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	60,000	1,222	(321)	901
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	59,000	1,266	(380)	886
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	59,000	1,237	(351)	886
Foreign Corporate Bonds
Kingdom of Spain	BBB+	1.00	3/20/17	120,000	1,288	(795)	493
Foreign Government Bonds
Republic of Indonesia	BB+	1.00	3/20/20	250,000	(4,339)	4,296	(43)
Republic of Italy	Not Rated	1.00	3/20/17	120,000	1,238	(925)	313
Morgan Stanley:
Corporate Bonds
Berkshire Hathaway, Inc.	AA	1.00	3/20/20	59,000	1,207	(321)	886

Total					$12,117	$4,475	$16,592
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)

If a credit event occurs, the notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection.

(3)

For those index credit default swaps entered into by the Portfolio to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

Notes to Schedule of Investments (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $978,922, which represents 14.9% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of September 30, 2016, is $3,610,178.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of September 30, 2016.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	748,000	7,417,578	(7,917,000)	248,578	$—	$1,545	$248,578

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Toll Road Investors Partnership II LP, 0%, 2/15/43	1/29/15	$19,309	$22,727	0.3%

The Portfolio has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 564,514	$ -
Corporate Bonds	-	3,191,270	-
Foreign Government Bonds	-	385,779	-
Inflation-Indexed Bonds	-	156,154	-
Common Stocks	1,165,955	-	-
Investment Companies	232,524	248,578	-
Total Investments in Securities	$ 1,398,479	$ 4,546,295	$ -
Other Financial Instruments(a):
Foreign Currency Contracts	$ -	$ 19,723	$ -
Outstanding Swap Contracts, at Value	-	18,672	-
Total Assets	$ 1,398,479	$ 4,584,690	$ -
Liabilities
Other Financial Instruments(a):
Foreign Currency Contracts	$ -	$ 1,107	$ -
Options Written, at Value	-	6,409	-
Outstanding Swap Contracts, at Value	-	43	-
Swaptions Written, at Value	-	6,084	-
Variation Margin Payable	-	308	-
Total Liabilities	$ -	$ 13,951	$ -

(a) Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Significant Accounting Policies

Janus Aspen Global Unconstrained Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks to maximize total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2016 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period ended September 30, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $59,711 and $405,463, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Portfolio purchased commodity futures to increase exposure to commodity risk.

During the period, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Portfolio sold futures on equity indices to decrease exposure to equity risk.

During the period, the Portfolio sold futures on currency indices to decrease exposure to currency risk.

During the period ended September 30, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $75,539 and $989,630, respectively. There were no futures held at September 30, 2016.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased call options on various equity indices for the purpose of increasing exposure to broad equity risk.

During the period, the Portfolio purchased put options on foreign exchange rates vs. the U.S. dollar in order to decrease foreign currency exposure and increase U.S. dollar exposure where decreasing this exposure via the options market was most attractive.

During the period, the Portfolio purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period, the Portfolio purchased call options on commodity futures for the purpose of hedging exposure to commodity risk and/or generating income.

During the period ended September 30, 2016, the average ending monthly market value amounts on purchased call and put options are $0 and $954, respectively. There were no purchased options held at September 30, 2016.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the period, the Portfolio wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Portfolio wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Portfolio wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Portfolio wrote call options on foreign exchange rates vs. the U.S. dollar in order to reduce currency risk where reducing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Portfolio wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Portfolio wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period, the Portfolio wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Portfolio wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Portfolio wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

During the period ended September 30, 2016, the average ending monthly market value amounts on written call and put options are $4,939 and $4,187, respectively.

Written option activity for the period ended September 30, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at December 31, 2015	158,042	$ 20,907
Options written	485,325	161,169
Options closed	(316,399)	(49,080)
Options expired	(832)	(124,813)
Options exercised	(1)	(837)
Options outstanding at September 30, 2016	326,135	$ 7,346

Options on Swap Contracts (Swaptions)

The Portfolio may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Portfolio’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Portfolio's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Portfolio may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Portfolio to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Portfolio to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Portfolio as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Portfolio to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s)

increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Portfolio to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Portfolio as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the period, the Portfolio sold interest rate payer swaptions (put) in order to gain interest rate volatility exposure and to also gain interest rate exposure.

During the period, the Portfolio sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Portfolio sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

During the period ended September 30, 2016, the average ending monthly market value amounts on written call and put swaptions are $11,967 and $3,733, respectively.

Written swaption activity for the period ended September 30, 2016 is indicated in the table below:

	Notional Amount	Premiums Received
Swaptions outstanding at December 31, 2015	14,116,000	$81,464
Swaptions written	24,056,000	122,240
Swaptions closed	(14,346,000)	(100,965)
Swaptions expired	(23,007,000)	(98,882)
Swaptions exercised	-	-
Swaptions outstanding at September 30, 2016	819,000	$3,857

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Portfolio may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Portfolio’s total return. Single-name CDS enable the Portfolio to buy or sell protection against a credit event of a specific issuer. When the Portfolio buys a single-name CDS, the Portfolio will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Portfolio to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Portfolio.

The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

During the period, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Portfolio sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended September 30, 2016, the average ending monthly market value amounts on credit default swaps which are long and short credit default swaps are the reference asset $6,137 and $(5,841), respectively.

The Portfolio’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

During the period, the Portfolio entered into interest rate swaps paying a fixed interest rate and receiving a floating interest rate in order to decrease interest rate risk (duration) exposure. As interest rates rise, the Portfolio benefits by receiving a higher expected future floating rate, while paying a fixed rate that has not increased.

During the period, the Portfolio entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Portfolio benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the period, the Portfolio entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase the Portfolio's exposure to inflation. With higher inflation, the Portfolio benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

During the period ended September 30, 2016, the average ending monthly market value amounts on interest rate swaps which are long is the reference asset $2,169.

Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Exchange-Traded Funds

The Portfolio may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Portfolio is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Inflation-Linked Securities

The Portfolio may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Portfolio.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Portfolio may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Portfolio may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is investments in derivatives.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 5,951,245	$ 51,419	$ (57,890)	$ (6,471)

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen INTECH U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 98.7%
Aerospace & Defense – 1.6%
General Dynamics Corp	4,200	$651,672
L-3 Communications Holdings Inc	4,800	723,504
Lockheed Martin Corp	31,900	7,647,068
Northrop Grumman Corp	3,200	684,640
Raytheon Co	31,900	4,342,547
TransDigm Group Inc*	2,300	664,976
		14,714,407
Air Freight & Logistics – 1.7%
CH Robinson Worldwide Inc	116,900	8,236,774
Expeditors International of Washington Inc	130,300	6,713,056
United Parcel Service Inc	5,400	590,544
		15,540,374
Banks – 1.1%
Comerica Inc	10,400	492,128
M&T Bank Corp	38,294	4,445,933
People's United Financial Inc	320,500	5,070,310
		10,008,371
Beverages – 1.7%
Coca-Cola Co	63,800	2,700,016
Dr Pepper Snapple Group Inc	8,800	803,528
PepsiCo Inc	106,400	11,573,128
		15,076,672
Biotechnology – 0.3%
Celgene Corp*	7,200	752,616
Gilead Sciences Inc	27,300	2,159,976
		2,912,592
Capital Markets – 1.7%
CME Group Inc	71,800	7,504,536
Intercontinental Exchange Inc	27,702	7,461,811
		14,966,347
Chemicals – 0.3%
EI du Pont de Nemours & Co	16,400	1,098,308
Monsanto Co	5,100	521,220
Praxair Inc	8,800	1,063,304
		2,682,832
Commercial Services & Supplies – 1.5%
Johnson Controls International plc	22,061	1,026,498
Republic Services Inc	142,000	7,163,900
Stericycle Inc*	35,200	2,820,928
Waste Management Inc	31,000	1,976,560
		12,987,886
Communications Equipment – 0.1%
F5 Networks Inc*	4,700	585,808
Motorola Solutions Inc	3,100	236,468
		822,276
Construction Materials – 0.1%
Martin Marietta Materials Inc	6,100	1,092,571
Consumer Finance – 0%
American Express Co	7,300	467,492
Containers & Packaging – 0%
International Paper Co	9,200	441,416
Diversified Consumer Services – 0.3%
H&R Block Inc	134,600	3,115,990
Diversified Financial Services – 0.1%
Berkshire Hathaway Inc*	4,800	693,456
Diversified Telecommunication Services – 2.1%
AT&T Inc	337,032	13,686,870
Verizon Communications Inc	93,800	4,875,724
		18,562,594
Electric Utilities – 10.0%
American Electric Power Co Inc	37,200	2,388,612
Duke Energy Corp	131,200	10,501,248
Edison International	45,900	3,316,275
Entergy Corp	52,800	4,051,344
Eversource Energy	49,900	2,703,582
Exelon Corp	15,800	525,982
FirstEnergy Corp	64,400	2,130,352
NextEra Energy Inc	22,100	2,703,272

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
PG&E Corp	40,400	$2,471,268
Pinnacle West Capital Corp	33,100	2,515,269
PPL Corp	85,900	2,969,563
Southern Co	906,100	46,482,930
Xcel Energy Inc	160,200	6,590,628
		89,350,325
Electronic Equipment, Instruments & Components – 0.3%
FLIR Systems Inc	93,800	2,947,196
Equity Real Estate Investment Trusts (REITs) – 2.0%
AvalonBay Communities Inc	24,200	4,303,728
Crown Castle International Corp	31,200	2,939,352
Equity Residential	10,000	643,300
Essex Property Trust Inc	15,400	3,429,580
Federal Realty Investment Trust	5,100	785,043
Realty Income Corp	15,800	1,057,494
Welltower Inc	64,000	4,785,280
		17,943,777
Food & Staples Retailing – 3.6%
Costco Wholesale Corp	13,300	2,028,383
Sysco Corp	139,800	6,851,598
Wal-Mart Stores Inc	262,400	18,924,288
Whole Foods Market Inc#	154,900	4,391,415
		32,195,684
Food Products – 12.7%
Campbell Soup Co	56,800	3,106,960
ConAgra Foods Inc	430,400	20,276,144
General Mills Inc	608,800	38,890,144
Hershey Co	145,700	13,928,920
Hormel Foods Corp	18,000	682,740
JM Smucker Co	34,500	4,676,130
Kellogg Co	337,000	26,107,390
McCormick & Co Inc/MD	41,300	4,126,696
Tyson Foods Inc	14,100	1,052,847
		112,847,971
Health Care Equipment & Supplies – 3.2%
Becton Dickinson and Co	42,189	7,582,629
CR Bard Inc	36,900	8,275,932
Danaher Corp	7,500	587,925
Edwards Lifesciences Corp*	2,200	265,232
Intuitive Surgical Inc*	7,500	5,436,225
Varian Medical Systems Inc*	10,300	1,025,159
Zimmer Biomet Holdings Inc	38,700	5,031,774
		28,204,876
Health Care Providers & Services – 7.5%
Aetna Inc	54,464	6,287,869
AmerisourceBergen Corp	126,600	10,226,748
Anthem Inc	33,300	4,172,823
Cardinal Health Inc	24,900	1,934,730
Cigna Corp	69,600	9,070,272
DaVita Inc*	121,200	8,007,684
Express Scripts Holding Co*	25,900	1,826,727
Humana Inc	59,200	10,471,888
Laboratory Corp of America Holdings*	83,900	11,534,572
McKesson Corp	16,700	2,784,725
UnitedHealth Group Inc	5,200	728,000
Universal Health Services Inc	1,500	184,830
		67,230,868
Health Care Technology – 0.1%
Cerner Corp*	11,400	703,950
Hotels, Restaurants & Leisure – 3.8%
Chipotle Mexican Grill Inc*,#	19,300	8,173,550
Darden Restaurants Inc	49,700	3,047,604
McDonald's Corp	198,700	22,922,032
		34,143,186
Household Products – 12.3%
Church & Dwight Co Inc	27,000	1,293,840
Clorox Co	211,100	26,425,498
Colgate-Palmolive Co	81,500	6,042,410
Kimberly-Clark Corp	241,100	30,412,354
Procter & Gamble Co	506,400	45,449,400
		109,623,502
Information Technology Services – 0.5%
International Business Machines Corp	22,500	3,574,125

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Total System Services Inc	26,700	$1,258,905
		4,833,030
Insurance – 0.8%
Aflac Inc	10,500	754,635
Allstate Corp	10,100	698,718
Aon PLC	9,000	1,012,410
Arthur J Gallagher & Co	9,900	503,613
Chubb Ltd	6,982	877,288
Loews Corp	59,900	2,464,885
Marsh & McLennan Cos Inc	12,000	807,000
		7,118,549
Leisure Products – 0.6%
Hasbro Inc	57,700	4,577,341
Mattel Inc	11,700	354,276
		4,931,617
Life Sciences Tools & Services – 0.4%
Illumina Inc*	4,200	762,972
Thermo Fisher Scientific Inc	3,300	524,898
Waters Corp*	12,900	2,044,521
		3,332,391
Machinery – 1.0%
Deere & Co	70,500	6,017,175
Fortive Corp	28,150	1,432,835
Ingersoll-Rand PLC	5,800	394,052
Xylem Inc/NY	12,800	671,360
		8,515,422
Metals & Mining – 1.0%
Newmont Mining Corp	215,900	8,482,711
Multiline Retail – 1.8%
Dollar General Corp	71,000	4,969,290
Dollar Tree Inc*	48,465	3,825,342
Macy's Inc	10,900	403,845
Target Corp	101,000	6,936,680
		16,135,157
Multi-Utilities – 5.3%
Ameren Corp	38,200	1,878,676
CMS Energy Corp	16,900	709,969
Consolidated Edison Inc	458,100	34,494,930
Dominion Resources Inc/VA	33,900	2,517,753
DTE Energy Co	7,400	693,158
NiSource Inc	29,500	711,245
Public Service Enterprise Group Inc	25,100	1,050,937
SCANA Corp	30,400	2,200,048
WEC Energy Group Inc	52,749	3,158,610
		47,415,326
Oil, Gas & Consumable Fuels – 1.9%
EQT Corp	9,100	660,842
Exxon Mobil Corp	29,700	2,592,216
Marathon Petroleum Corp	10,800	438,372
ONEOK Inc	11,000	565,290
Phillips 66	6,200	499,410
Range Resources Corp	24,600	953,250
Southwestern Energy Co*	402,000	5,563,680
Spectra Energy Corp	50,700	2,167,425
Tesoro Corp	9,100	723,996
Valero Energy Corp	17,500	927,500
Williams Cos Inc	48,300	1,484,259
		16,576,240
Personal Products – 0.1%
Estee Lauder Cos Inc	7,400	655,344
Pharmaceuticals – 5.9%
Allergan plc*	13,198	3,039,631
Bristol-Myers Squibb Co	9,400	506,848
Eli Lilly & Co	66,000	5,297,160
Endo International PLC*	28,000	564,200
Johnson & Johnson	272,500	32,190,425
Mallinckrodt PLC*	16,300	1,137,414
Merck & Co Inc	17,200	1,073,452
Perrigo Co PLC	54,700	5,050,451
Pfizer Inc	100,500	3,403,935
		52,263,516
Professional Services – 0.1%
Dun & Bradstreet Corp	3,800	519,156

Shares		Value
Common Stocks – (continued)
Road & Rail – 0.2%
Kansas City Southern	7,800	$727,896
Union Pacific Corp	14,500	1,414,185
		2,142,081
Semiconductor & Semiconductor Equipment – 0.4%
Linear Technology Corp	12,300	729,267
Micron Technology Inc*	35,200	625,856
NVIDIA Corp	8,000	548,160
QUALCOMM Inc	7,600	520,600
Xilinx Inc	14,500	787,930
		3,211,813
Specialty Retail – 5.3%
AutoNation Inc*	17,700	862,167
AutoZone Inc*	33,100	25,432,054
Bed Bath & Beyond Inc	69,900	3,013,389
Best Buy Co Inc	17,600	671,968
O'Reilly Automotive Inc*	27,800	7,787,058
Signet Jewelers Ltd	48,300	3,599,799
Staples Inc	598,200	5,114,610
Tractor Supply Co	4,400	296,340
		46,777,385
Technology Hardware, Storage & Peripherals – 1.0%
Apple Inc	77,100	8,716,155
Tobacco – 3.7%
Altria Group Inc	351,600	22,231,668
Reynolds American Inc	233,246	10,997,549
		33,229,217
Trading Companies & Distributors – 0.3%
WW Grainger Inc#	11,600	2,608,144
Water Utilities – 0.3%
American Water Works Co Inc	33,700	2,522,108
Total Common Stocks (cost $776,160,373)		879,261,973
Investment Companies – 2.8%
Investments Purchased with Cash Collateral from Securities Lending – 1.2%
Janus Cash Collateral Fund LLC, 0.3951%ºº,£	10,623,582	10,623,582
Money Markets – 1.6%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£	13,919,256	13,919,256
Total Investment Companies (cost $24,542,838)		24,542,838
Total Investments (total cost $800,703,211) – 101.5%		903,804,811
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(13,438,530)
Net Assets – 100%		$890,366,281

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

#	Loaned security; a portion of the security is on loan at September 30, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Collateral Fund LLC	13,478,199	203,448,289	(206,302,906)	10,623,582	$—	$79,062(1)	$10,623,582
Janus Cash Liquidity Fund LLC	11,929,718	166,879,538	(164,890,000)	13,919,256	—	35,798	13,919,256

Total					$—	$114,860	$24,542,838
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 879,261,973	$ -	$ -
Investment Companies	-	24,542,838	-
Total Assets	$ 879,261,973	$ 24,542,838	$ -

Significant Accounting Policies

Janus Aspen INTECH U.S. Low Volatility Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

To the extent that real estate-related securities may be included in the Portfolio’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the

SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 800,742,231	$118,399,697	$(15,337,117)	$ 103,062,580

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 98.3%
Aerospace & Defense – 3.3%
General Dynamics Corp	39,334	$6,103,063
Northrop Grumman Corp	27,733	5,933,475
TransDigm Group Inc*	17,154	4,959,564
		16,996,102
Airlines – 0.6%
Southwest Airlines Co	76,230	2,964,585
Auto Components – 0.7%
Delphi Automotive PLC	48,048	3,426,783
Beverages – 1.9%
Coca-Cola Co	227,032	9,607,994
Biotechnology – 3.0%
Amgen Inc	47,018	7,843,073
Celgene Corp*	51,811	5,415,804
Regeneron Pharmaceuticals Inc*	4,792	1,926,480
		15,185,357
Building Products – 0.4%
Allegion PLC	26,872	1,851,750
Capital Markets – 2.1%
Intercontinental Exchange Inc	24,374	6,565,381
S&P Global Inc	32,843	4,156,610
		10,721,991
Consumer Finance – 0.7%
Synchrony Financial	127,126	3,559,528
Containers & Packaging – 1.3%
Ball Corp	82,740	6,780,543
Diversified Consumer Services – 0.4%
ServiceMaster Global Holdings Inc*	62,905	2,118,640
Electrical Equipment – 0.5%
Sensata Technologies Holding NV*	70,528	2,735,076
Electronic Equipment, Instruments & Components – 2.4%
Amphenol Corp	82,807	5,375,830
Flex Ltd*	498,392	6,788,099
		12,163,929
Equity Real Estate Investment Trusts (REITs) – 1.8%
American Tower Corp	68,183	7,727,179
Colony Starwood Homes Direct Sharesß	42,973	1,171,659
		8,898,838
Food & Staples Retailing – 1.9%
Costco Wholesale Corp	36,027	5,494,478
Kroger Co	140,255	4,162,768
		9,657,246
Health Care Equipment & Supplies – 1.9%
Boston Scientific Corp*	299,182	7,120,532
Teleflex Inc	13,886	2,333,542
		9,454,074
Health Care Providers & Services – 0.4%
Aetna Inc	19,090	2,203,941
Health Care Technology – 1.7%
athenahealth Inc*	68,846	8,682,858
Hotels, Restaurants & Leisure – 6.0%
Aramark	165,866	6,307,884
Dunkin' Brands Group Inc	136,066	7,086,317
McDonald's Corp	58,496	6,748,099
Norwegian Cruise Line Holdings Ltd*	86,775	3,271,418
Starbucks Corp	129,818	7,028,347
		30,442,065
Household Products – 2.0%
Colgate-Palmolive Co	37,365	2,770,241
Kimberly-Clark Corp	56,905	7,177,997
		9,948,238
Industrial Conglomerates – 1.9%
General Electric Co	203,120	6,016,414
Roper Technologies Inc	20,472	3,735,526
		9,751,940
Information Technology Services – 5.6%
Broadridge Financial Solutions Inc	30,643	2,077,289
Fidelity National Information Services Inc	66,968	5,158,545
MasterCard Inc	98,031	9,976,615

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Visa Inc	136,824	$11,315,345
		28,527,794
Internet & Direct Marketing Retail – 4.6%
Amazon.com Inc*	22,914	19,186,121
Ctrip.com International Ltd (ADR)*	52,778	2,457,871
Netflix Inc*	18,763	1,849,094
		23,493,086
Internet Software & Services – 12.0%
Alibaba Group Holding Ltd (ADR)*	56,911	6,020,615
Alphabet Inc*	6,223	5,003,665
Alphabet Inc - Class C*	36,633	28,474,465
CoStar Group Inc*	15,612	3,380,466
Facebook Inc*	139,900	17,944,973
		60,824,184
Life Sciences Tools & Services – 2.3%
Quintiles Transnational Holdings Inc*	92,053	7,461,816
Thermo Fisher Scientific Inc	26,086	4,149,239
		11,611,055
Media – 3.0%
Comcast Corp	163,392	10,839,425
Liberty Global PLC*	129,905	4,292,061
		15,131,486
Multiline Retail – 1.5%
Dollar General Corp	75,156	5,260,168
Dollar Tree Inc*	26,775	2,113,351
		7,373,519
Oil, Gas & Consumable Fuels – 0.7%
Anadarko Petroleum Corp	24,482	1,551,180
Antero Resources Corp*	67,048	1,806,944
		3,358,124
Personal Products – 0.6%
Estee Lauder Cos Inc	33,996	3,010,686
Pharmaceuticals – 6.3%
Allergan plc*	39,764	9,158,047
Bristol-Myers Squibb Co	159,549	8,602,882
Eli Lilly & Co	89,475	7,181,264
Jazz Pharmaceuticals PLC*	16,185	1,966,154
Mallinckrodt PLC*	29,099	2,030,528
Zoetis Inc	55,596	2,891,548
		31,830,423
Professional Services – 4.0%
Equifax Inc	25,468	3,427,483
IHS Markit Ltd*	96,781	3,634,127
Nielsen Holdings PLC	94,322	5,052,830
Verisk Analytics Inc*	99,591	8,094,756
		20,209,196
Real Estate Management & Development – 1.5%
CBRE Group Inc*	185,981	5,203,748
Colony American Homes III§	442,372	2,627,247
		7,830,995
Road & Rail – 0.5%
Canadian Pacific Railway Ltd	15,226	2,325,010
Semiconductor & Semiconductor Equipment – 0.6%
Taiwan Semiconductor Manufacturing Co Ltd	545,942	3,178,942
Software – 13.9%
Adobe Systems Inc*	109,243	11,857,235
Cadence Design Systems Inc*	191,283	4,883,455
Microsoft Corp	397,743	22,909,997
NetSuite Inc*	35,344	3,912,227
salesforce.com Inc*	178,496	12,732,120
SS&C Technologies Holdings Inc	183,453	5,898,014
Tyler Technologies Inc*	17,322	2,966,046
Ultimate Software Group Inc*	12,119	2,477,002
Workday Inc*	29,837	2,735,755
		70,371,851
Specialty Retail – 0.9%
AutoZone Inc*	4,532	3,482,117
Sally Beauty Holdings Inc*	34,736	892,020
		4,374,137
Technology Hardware, Storage & Peripherals – 2.6%
Apple Inc	116,716	13,194,744
Textiles, Apparel & Luxury Goods – 1.0%
NIKE Inc	100,001	5,265,053

Shares		Value
Common Stocks – (continued)
Tobacco – 1.0%
Altria Group Inc	81,175	$5,132,695
Wireless Telecommunication Services – 0.8%
T-Mobile US Inc*	87,314	4,079,310
Total Common Stocks (cost $401,669,860)		498,273,768
Investment Companies – 0%
Money Markets – 0%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $223,957)	223,957	223,957
Total Investments (total cost $401,893,817) – 98.3%		498,497,725
Cash, Receivables and Other Assets, net of Liabilities – 1.7%		8,382,622
Net Assets – 100%		$506,880,347

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$480,881,160	96.5%
China	8,478,486	1.7
United Kingdom	3,634,127	0.7
Taiwan	3,178,942	0.6
Canada	2,325,010	0.5

Total	$498,497,725	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Liquidity Fund LLC	17,559,010	73,677,947	(91,013,000)	223,957	$—	$50,586	$223,957

§				Schedule of Restricted and Illiquid Securities (as of September 30, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes III	1/30/13	$3,058,780	$2,627,247	0.5%

The Portfolio has registration rights for certain restricted securities held as of September 30, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Equity Real Estate Investment Trusts (REITs)	$ 7,727,179	$ 1,171,659	$ -
Real Estate Management & Development	5,203,748	-	2,627,247
All Other	481,543,935	-	-

Investment Companies	-	223,957	-
Total Assets	$ 494,474,862	$ 1,395,616	$ 2,627,247

Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Portfolio did not hold a significant amount of Level 3 securities as of September 30, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2016 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used.

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty. The Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Portfolio may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Portfolio purchased put options on various equity securities, and ETFs for the purpose of decreasing exposure to individual equity risk.

During the period ended September 30, 2016, the average ending monthly market value amounts on purchased put options is $46,568. There were no purchased options held at September 30, 2016.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 402,555,691	$105,994,505	$(10,052,471)	$ 95,942,034

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares		Value
Common Stocks – 94.3%
Aerospace & Defense – 2.1%
Safran SA	216,249	$15,545,075
Automobiles – 3.6%
Chongqing Changan Automobile Co Ltdß	2,388,296	5,682,497
Hyundai Motor Co	67,896	8,354,439
Mahindra & Mahindra Ltd	614,246	12,969,517
		27,006,453
Banks – 12.0%
Atlas Mara Ltd*	1,641,750	5,746,125
Banca Popolare di Milano Scarl	15,840,862	6,355,489
BNP Paribas SA	569,897	29,297,869
Intesa Sanpaolo SpA	8,421,717	18,672,675
Mitsubishi UFJ Financial Group Inc	4,214,500	20,995,601
Permanent TSB Group Holdings PLC*	3,544,640	8,181,684
		89,249,443
Beverages – 7.0%
Diageo PLC	1,131,396	32,410,010
Pernod Ricard SA	161,580	19,119,692
		51,529,702
Construction & Engineering – 3.6%
13 Holdings Ltd*	28,070,400	9,699,166
Eiffage SA	214,974	16,699,354
		26,398,520
Diversified Telecommunication Services – 4.4%
Nippon Telegraph & Telephone Corp	719,100	32,724,405
Electrical Equipment – 2.0%
ABB Ltd*	659,139	14,802,123
Equity Real Estate Investment Trusts (REITs) – 1.0%
Japan Hotel REIT Investment Corp	9,391	7,437,590
Food Products – 0.8%
Associated British Foods PLC	166,625	5,614,195
Hotels, Restaurants & Leisure – 3.8%
Cox & Kings Ltd	1,080,918	3,586,553
GVC Holdings PLC	1,583,913	15,230,327
Merlin Entertainments PLC	1,209,855	6,892,313
Orascom Development Holding AG*	96,077	609,385
Shangri-La Asia Ltd	1,416,000	1,551,791
		27,870,369
Household Durables – 2.4%
Sony Corp	538,900	17,502,690
Information Technology Services – 1.2%
Otsuka Corp	75,800	3,569,829
Worldpay Group PLC	1,444,291	5,543,879
		9,113,708
Insurance – 7.9%
AIA Group Ltd	4,935,600	32,803,458
NN Group NV	377,205	11,587,601
Tokio Marine Holdings Inc	364,800	13,794,686
		58,185,745
Internet & Direct Marketing Retail – 3.1%
Ctrip.com International Ltd (ADR)*	297,245	13,842,700
MakeMyTrip Ltd*	377,468	8,908,245
		22,750,945
Internet Software & Services – 6.7%
Alibaba Group Holding Ltd (ADR)*	257,919	27,285,251
Auto Trader Group PLC (144A)	1,152,272	6,055,080
Tencent Holdings Ltd	603,100	16,562,273
		49,902,604
Machinery – 0.1%
FANUC Corp	5,300	889,170
Metals & Mining – 6.6%
Hindustan Zinc Ltd	4,539,273	15,910,467
Rio Tinto Ltd	834,581	32,959,196
		48,869,663
Multi-Utilities – 1.0%
National Grid PLC	538,930	7,626,566
Oil, Gas & Consumable Fuels – 5.0%
Canadian Natural Resources Ltd	462,815	14,828,593
Cobalt International Energy Inc*	505,123	626,352

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Petroleo Brasileiro SA (ADR)*	975,887	$9,105,026
Sequa Petroleum NV*	4,192,473	2,448,682
TOTAL SA	216,005	10,231,190
		37,239,843
Pharmaceuticals – 6.7%
AstraZeneca PLC	311,846	20,222,344
Sanofi	244,464	18,572,795
Teva Pharmaceutical Industries Ltd (ADR)	241,832	11,126,690
		49,921,829
Semiconductor & Semiconductor Equipment – 3.6%
ASML Holding NV	68,810	7,550,234
Sumco Corp	879,300	7,120,084
Taiwan Semiconductor Manufacturing Co Ltd	2,046,000	11,913,566
		26,583,884
Software – 1.8%
Nexon Co Ltd	628,700	9,766,274
Nintendo Co Ltd	13,800	3,621,156
		13,387,430
Specialty Retail – 0.5%
L'Occitane International SA	1,847,000	3,681,522
Technology Hardware, Storage & Peripherals – 1.7%
Samsung Electronics Co Ltd	8,653	12,556,751
Textiles, Apparel & Luxury Goods – 1.8%
Samsonite International SA	4,053,600	13,013,414
Thrifts & Mortgage Finance – 2.1%
LIC Housing Finance Ltd	1,759,079	15,293,352
Tobacco – 1.8%
British American Tobacco PLC	209,740	13,399,920
Total Common Stocks (cost $666,160,095)		698,096,911
Preferred Stocks – 0.9%
Pharmaceuticals – 0.9%
Teva Pharmaceutical Industries Ltd, 7.0000% (cost $7,972,547)	7,881	6,409,690
Investment Companies – 2.8%
Money Markets – 2.8%
Janus Cash Liquidity Fund LLC, 0.3767%ºº,£ (cost $20,888,365)	20,888,365	20,888,365
Total Investments (total cost $695,021,007) – 98.0%		725,394,966
Cash, Receivables and Other Assets, net of Liabilities – 2.0%		15,123,689
Net Assets – 100%		$740,518,655

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$117,421,485	16.2%
France	113,147,497	15.6
United Kingdom	112,994,634	15.6
China	63,372,721	8.7
Hong Kong	57,067,829	7.9
India	56,668,134	7.8
Australia	32,959,196	4.5
Italy	25,028,164	3.5
Netherlands	21,586,517	3.0
United States	21,514,717	3.0
South Korea	20,911,190	2.9
Israel	17,536,380	2.4
Switzerland	15,411,508	2.1
Canada	14,828,593	2.0
Taiwan	11,913,566	1.6
Brazil	9,105,026	1.3
Ireland	8,181,684	1.1
South Africa	5,746,125	0.8

Total	$725,394,966	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended September 30, 2016 is $6,055,080, which represents 0.8% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of September 30, 2016.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended September 30, 2016. Unless otherwise indicated, all information in the table is for the period ended September 30, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 12/31/15	Purchases	Sales	at 9/30/16	Gain/(Loss)	Income	at 9/30/16

Janus Cash Collateral Fund LLC	84,937,316	33,431,093	(118,368,409)	—	$—	$108,510(1)	$—
Janus Cash Liquidity Fund LLC	18,707,218	191,594,147	(189,413,000)	20,888,365	—	61,831	20,888,365

Total					$—	$170,341	$20,888,365
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 698,096,911	$ -	$ -

Preferred Stocks	-	6,409,690	-

Investment Companies	-	20,888,365	-
Total Assets	$ 698,096,911	$ 27,298,055	$ -

Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended September 30, 2016 is discussed in further detail below.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the period ended September 30, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $6,301,308. There were no forward currency contracts held at September 30, 2016.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by

European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). There were no securities on loan as of September 30, 2016.

Transactions with Affiliates

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Portfolio's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended September 30, 2016 can be found in a table located in the Notes to Schedule of Investments.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 698,453,194	$85,925,065	$(58,983,293)	$ 26,941,772

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

September 30, 2016

Shares or Principal Amounts		Value
Common Stocks – 94.6%
Aerospace & Defense – 1.9%
BWX Technologies Inc	53,290	$2,044,737
Banks – 7.4%
CIT Group Inc	37,729	1,369,563
Citizens Financial Group Inc	55,610	1,374,123
Fifth Third Bancorp	67,207	1,375,055
Investors Bancorp Inc	71,997	864,684
Umpqua Holdings Corp	119,159	1,793,343
Wintrust Financial Corp	23,050	1,280,889
		8,057,657
Beverages – 1.2%
Dr Pepper Snapple Group Inc	14,793	1,350,749
Building Products – 2.3%
Simpson Manufacturing Co Inc	55,760	2,450,652
Capital Markets – 2.5%
Invesco Ltd	85,611	2,677,056
Chemicals – 2.3%
Potash Corp of Saskatchewan Inc	42,787	698,284
Valvoline Inc*	3,900	91,611
Westlake Chemical Corp	31,142	1,666,097
		2,455,992
Commercial Services & Supplies – 1.7%
Republic Services Inc	12,997	655,699
Waste Connections Inc	15,574	1,163,378
		1,819,077
Communications Equipment – 1.1%
F5 Networks Inc*	9,521	1,186,697
Construction & Engineering – 0.9%
Valmont Industries Inc	7,287	980,612
Consumer Finance – 0.7%
Ally Financial Inc	40,185	782,402
Containers & Packaging – 3.6%
Crown Holdings Inc*	47,349	2,703,154
Packaging Corp of America	14,763	1,199,641
		3,902,795
Electric Utilities – 4.6%
Alliant Energy Corp	53,754	2,059,316
Pinnacle West Capital Corp	24,632	1,871,786
PNM Resources Inc	32,194	1,053,388
		4,984,490
Electrical Equipment – 1.0%
Generac Holdings Inc*	31,071	1,127,877
Energy Equipment & Services – 1.0%
Baker Hughes Inc	20,447	1,031,960
Equity Real Estate Investment Trusts (REITs) – 10.7%
Alexandria Real Estate Equities Inc	13,851	1,506,573
Equity Commonwealth*	42,196	1,275,163
Equity LifeStyle Properties Inc	26,669	2,058,313
Healthcare Trust of America Inc	44,492	1,451,329
Host Hotels & Resorts Inc	41,120	640,238
Lamar Advertising Co	27,381	1,788,253
Post Properties Inc	28,262	1,868,966
Weyerhaeuser Co	32,974	1,053,190
		11,642,025
Food & Staples Retailing – 1.8%
Casey's General Stores Inc	15,980	1,919,997
Food Products – 4.6%
ConAgra Foods Inc	72,562	3,418,396
Mead Johnson Nutrition Co	19,775	1,562,423
		4,980,819
Health Care Providers & Services – 5.7%
AmerisourceBergen Corp	29,092	2,350,052
Laboratory Corp of America Holdings*	15,230	2,093,820
Patterson Cos Inc	38,811	1,782,977
		6,226,849
Information Technology Services – 1.3%
Jack Henry & Associates Inc	5,439	465,306
Total System Services Inc	19,652	926,592
		1,391,898

Shares or Principal Amounts		Value
Common Stocks – (continued)
Insurance – 7.8%
Allied World Assurance Co Holdings AG	38,595	$1,560,010
Marsh & McLennan Cos Inc	17,034	1,145,537
RenaissanceRe Holdings Ltd	8,258	992,281
Torchmark Corp	36,867	2,355,433
XL Group Ltd	71,354	2,399,635
		8,452,896
Internet & Direct Marketing Retail – 0.6%
HSN Inc	16,922	673,496
Life Sciences Tools & Services – 2.8%
Agilent Technologies Inc	25,497	1,200,654
ICON PLC*	10,196	788,865
INC Research Holdings Inc*	23,483	1,046,872
		3,036,391
Machinery – 5.0%
Donaldson Co Inc	44,500	1,661,185
Lincoln Electric Holdings Inc	13,149	823,390
Trinity Industries Inc	61,008	1,475,173
Xylem Inc/NY	27,301	1,431,937
		5,391,685
Media – 1.4%
Omnicom Group Inc	17,802	1,513,170
Metals & Mining – 2.4%
Compass Minerals International Inc	35,674	2,629,174
Multiline Retail – 1.4%
Kohl's Corp	18,390	804,563
Nordstrom Inc	13,610	706,087
		1,510,650
Oil, Gas & Consumable Fuels – 6.5%
Cimarex Energy Co	11,321	1,521,203
HollyFrontier Corp	50,926	1,247,687
Newfield Exploration Co*	18,770	815,744
Noble Energy Inc	59,822	2,138,038
Parsley Energy Inc*	19,445	651,602
Southwestern Energy Co*	47,745	660,791
		7,035,065
Professional Services – 1.1%
Robert Half International Inc	31,891	1,207,393
Road & Rail – 1.9%
CSX Corp	65,780	2,006,290
Semiconductor & Semiconductor Equipment – 1.3%
Analog Devices Inc	22,409	1,444,260
Software – 4.7%
Check Point Software Technologies Ltd*	34,403	2,670,017
Synopsys Inc*	40,753	2,418,691
		5,088,708
Specialty Retail – 0.8%
Williams-Sonoma Inc	16,030	818,812
Trading Companies & Distributors – 0.6%
GATX Corp	15,128	673,952
Total Common Stocks (cost $86,269,229)		102,496,283
Repurchase Agreements – 5.4%
Undivided interest of 7.4% in a joint repurchase agreement (principal amount $80,100,000 with a maturity value of $80,102,203) with ING Financial Markets LLC, 0.3300%, dated 9/30/16, maturing 10/3/16 to be repurchased at $5,900,162 collateralized by $81,575,000 in U.S. Treasuries 1.0000% - 1.3750%, 9/15/18 - 9/30/23 with a value of $81,704,651 (cost $5,900,000)	$5,900,000	5,900,000
Total Investments (total cost $92,169,229) – 100.0%		108,396,283
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(42,105)
Net Assets – 100%		$108,354,178

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$101,839,482	94.0%
Ireland	3,188,500	2.9
Israel	2,670,017	2.5
Canada	698,284	0.6

Total	$108,396,283	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio's investments in securities and other financial instruments as of September 30, 2016.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 102,496,283	$ -	$ -
Repurchase Agreements	-	5,900,000	-
Total Assets	$ 102,496,283	$ 5,900,000	$ -

Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers twelve portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2016 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Federal Income Tax

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 92,327,908	$17,511,089	$ (1,442,714)	$ 16,068,375

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to September 30, 2016 and through the date of the filing and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s filing other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Portfolio (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Portfolio and Janus Capital. In addition, the consummation of the Merger will be deemed to be an assignment of the subadvisory agreements between Janus Capital and each of Perkins Investment Management LLC (“Perkins”) and INTECH Investment Management LLC (“INTECH”). As a result, the consummation of the Merger will cause such advisory and subadvisory agreements to terminate automatically in accordance with their respective terms. It is anticipated that the Board of Trustees of the Portfolio (the “Trustees”) will consider a new advisory agreement with Janus Capital and new subadvisory agreements with each of Perkins and INTECH, as applicable, after taking into consideration the potential post-merger ownership structure of Janus Capital. If approved by the Trustees, the new agreements will be presented to the Portfolio’s shareholders for approval, and, if so approved by shareholders, will take effect upon the consummation of the Merger or such later time as shareholder approval is obtained.

--------------------------------------------------------------------------------
Item 2. Controls and Procedures.

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ("the Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-3(b) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-Q.

(b) There were no changes in the registrant's internal control over financial reporting during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Act, as amended, are attached as Ex99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)
Date: November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen
Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)
Date: November 29, 2016

By: /s/ Jesper Nergaard
Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series

(Principal Accounting Officer and Principal Financial Officer)

Date: November 29, 2016